                                     LEASE

                                    between

                      CAMBRIDGE ONE COMMERCIAL PLAZA, LLC

                                      and

                       FIRST NATIONAL BANK OF NEW ENGLAND

                              One Commercial Plaza
                          Hartford, Connecticut  06103


Attorneys for Landlord:                              Attorney(s) for Tenant:

Levin, Ford & Paulekas, LLP                          Bingham, Dana & Gould LLP
One State Street                                     100 Pearl Street
Hartford, CT  06103                                  Hartford, CT 06103
Attention: Nancy DuBois Wright                       Attention: Bruce C. Silvers

ONE COMMERCIAL PLAZA FORM LEASE

ARTICLE 1 - THE PREMISES.....................................  1
     Section 1.1   The Building and the Property.............  1
     -----------   -----------------------------
     Section 1.2   The Premises..............................  1
     -----------   ------------

ARTICLE 2 - TERM.............................................  2
     Section 2.1   Commencement Date.........................  2
     -----------   -----------------
     Section 2.2   Expansion Space...........................  2
     -----------   ---------------

ARTICLE 3 - BASE RENT........................................  3
     Section 3.1   Base Rent.................................  3
     -----------   ---------
     Section 3.2   Base Rent for Expansion Space.............  3
     -----------   -----------------------------

ARTICLE 4
ADDITIONAL RENT - OPERATING EXPENSES AND TAXES...............  4
     Section 4.1   Operating Expenses and Electrical Expenses  4
     -----------   ------------------------------------------
     Section 4.2   Taxes.....................................  6
     -----------   -----
     Section 4.3   Tenant's Share for Expansion Space........  7
     -----------   ----------------------------------

ARTICLE 5 - USE..............................................  7
     Section 5.1   Use of the Premises.......................  7
     -----------   -------------------
     Section 5.2   Proper Care...............................  7
     -----------   -----------
     Section 5.3   Interference..............................  7
     -----------   ------------
     Section 5.4   Permitted Loads...........................  8
     -----------   ---------------
     Section 5.5   Additional Electricity and Cost...........  8
     -----------   -------------------------------

ARTICLE 6
CONDITION OF THE PREMISES AND TENANT IMPROVEMENTS............  8
     Section 6.1   Condition of the Premises.................  8
     -----------   -------------------------
     Section 6.2   Tenant Plans..............................  8
     -----------   ------------
     Section 6.3   Modifications.............................  9
     -----------   -------------
     Section 6.4   Use of Landlord's Services and Equipment..  9
     -----------   ----------------------------------------

ARTICLE 7 - SUBORDINATION AND ATTORNMENT.....................  9
     Section 7.1   Subordination.............................  9
     -----------   -------------
     Section 7.2   Attornment................................ 10
     -----------   ----------
     Section 7.3   Notice to Mortgagee and Right to Cure..... 10
     -----------   -------------------------------------
     Section 7.4   Current Mortgagees........................ 10
     -----------   ------------------

ARTICLE 8
ASSIGNMENT, SUBLETTING, PLEDGING OR ENCUMBERING OF LEASE..... 11
     Section 8.1   Assignment, Subletting, Pledging
     -----------   --------------------------------
                     or Encumbering.......................... 11
                     --------------
     Section 8.2   Landlord's Consent........................ 11
     -----------   ------------------
     Section 8.3   Recapture................................. 11
     -----------   ---------

ARTICLE 9 - INSURANCE........................................ 12
     Section 9.1   Casualty Insurance........................ 12
     -----------   ------------------

     Section 9.2   Use of Insurance Money to Repair.......... 12
     -----------   --------------------------------
     Section 9.3   Liability Insurance....................... 12
     -----------   -------------------
     Section 9.4   Landlord's Right to Make Insurance
     -----------   ----------------------------------
                     Payments................................ 12
                     --------
     Section 9.5   Compliance with Policies.................. 13
     -----------   ------------------------
     Section 9.6   Waiver of Subrogation..................... 13
     -----------   ---------------------

ARTICLE 10 - PERSONAL PROPERTY............................... 13
     Section 10.1  Landlord's Property....................... 13
     ------------  -------------------
     Section 10.2  Removal of Property....................... 13
     ------------  -------------------
     Section 10.3  Tenant's Property......................... 13
     ------------  -----------------

ARTICLE 11
HEATING, VENTILATION AND AIR CONDITIONING.................... 14

ARTICLE 12 - LANDLORD'S SERVICES............................. 14
     Section 12.1  Elevator Service.......................... 14
     ------------  ----------------
     Section 12.2  Cleaning Service.......................... 14
     ------------  ----------------
     Section 12.3  Directory Listing......................... 14
     ------------  -----------------

ARTICLE 13
ACCESS, ENTRY, CHANGES IN THE BUILDING FACILITIES............ 15
     Section 13.1  Access to the Building ................... 15
     ------------  ----------------------
     Section 13.2  Ducts..................................... 15
     ------------  -----
     Section 13.3  Right of Entry............................ 15
     ------------  --------------
     Section 13.4  Right to Show Premises.................... 15
     ------------  ----------------------
     Section 13.5  Changes to Building and Property.......... 15
     ------------  --------------------------------

ARTICLE 14 - NOTICE OF ACCIDENTS............................. 15

ARTICLE 15 - NON-LIABILITY AND INDEMNIFICATION............... 16
     Section 15.1  Non-Liability............................. 16
     ------------  -------------
     Section 15.2  Indemnification........................... 16
     ------------  ---------------

ARTICLE 16 - DAMAGE OR DESTRUCTION........................... 16
     Section 16.1  Repair of Damage.......................... 16
     ------------  ----------------
     Section 16.2  Rent Abatement............................ 16
     ------------  --------------
     Section 16.3  Substantial Destruction................... 17
     ------------  -----------------------

ARTICLE 17 - EMINENT DOMAIN.................................. 17
     Section 17.1  Entire Taking............................. 17
     ------------  -------------
     Section 17.2  Partial Taking............................ 17
     ------------  --------------
     Section 17.3  Award..................................... 17
     ------------  -----

ARTICLE 18 - SURRENDER....................................... 18

ARTICLE 19 - DEFAULT......................................... 18
     Section 19.1  Event of Default ......................... 18
     ------------  ----------------

     Section 19.2  Landlord's Remedies for Event of Default.. 19
     ------------  ----------------------------------------
     Section 19.3  Notice.................................... 20
     ------------  ------
     Section 19.4  Interest.................................. 20
     ------------  --------
     Section 19.5  Waiver of Jury Trial...................... 20
     ------------  --------------------

 ARTICLE 20 - LIMITATION OF LIABILITY 20
     Section 20.1  Obligations, Losses and Damages........... 20
     ------------  -------------------------------
     Section 20.2  Repairs................................... 21
     ------------  -------
     Section 20.3  Waiver.................................... 21
     ------------  ------

ARTICLE 21
NO OTHER WAIVERS OR MODIFICATIONS............................ 21

ARTICLE 22
CURING TENANT'S DEFAULTS, ADDITIONAL RENT.................... 22
     Section 22.1  Curing Tenant's Defaults.................. 22
     ------------  ------------------------
     Section 22.2  Additional Rent........................... 22
     ------------  ---------------

ARTICLE 23 - BROKER.......................................... 22

ARTICLE 24 - NOTICES......................................... 22

ARTICLE 25
ESTOPPEL CERTIFICATE AND PROHIBITION OF RECORDING LEASE...... 23
     Section 25.1  Estoppel Certificate...................... 23
     ------------  --------------------
     Section 25.2  Lease Not to be Recorded.................. 24
     ------------  ------------------------
     Section 25.3  Lease Payment Address..................... 24
     ------------  ---------------------

ARTICLE 26 - REPRESENTATIONS AND AGREEMENTS.................. 24

ARTICLE 27
TRANSFER OF LANDLORD'S INTEREST AND LIMITATION OF LIABILITY.. 24
     Section 27.1  Transfer of Landlord's Interest........... 24
     ------------  -------------------------------
     Section 27.2  Limitation of Liability................... 24
     ------------  -----------------------

ARTICLE 28 - TENANT'S DISCHARGE OF MECHANIC'S LIENS.......... 25
     Section 28.1  Prevention of Liens....................... 25
     ------------  -------------------
     Section 28.2  Discharge of Liens........................ 25
     ------------  ------------------

ARTICLE 29 - INTENTIONALLY DELETED........................... 25

ARTICLE 30 - MISCELLANEOUS................................... 25
     Section 30.1  Definitions............................... 25
     ------------  -----------
     Section 30.2  Article Headings.......................... 26
     ------------  ----------------
     Section 30.3  Ejusdem Generis........................... 26
     ------------  ---------------
     Section 30.4  Entire Agreement.......................... 26
     ------------  ----------------
     Section 30.5  Governing Law............................. 26
     ------------  -------------

     Section 30.6  Severability.............................. 26
     ------------  ------------
     Section 30.7  Submission of Lease....................... 26
     ------------  -------------------

ARTICLE 31 - INTENTIONALLY OMITTED........................... 26

ARTICLE 32 - HAZARDOUS SUBSTANCES............................ 26
     Section 32.1  Hazardous Waste........................... 26
     ------------  ---------------

ARTICLE 33 - PARKING......................................... 27
     Section 33.1  Parking................................... 27
     ------------  -------

ARTICLE 34
RIGHT OF EXTENSION........................................... 27
     Section 34.1  First Right to Extend..................... 27
     ------------  ---------------------
     Section 34.2  Second Right to Extend.................... 28
     ------------  ----------------------
     Section 34.3  Market Rent Notice........................ 29
     ------------  ------------------
     Section 34.4  Dispute................................... 29
     ------------  -------
     Section 34.5  Appraisal................................. 29
     ------------  ---------
     Section 34.6  Amendment................................. 30
     ------------  ---------

ARTICLE 35
TENANT'S SIGNS............................................... 30
     Section 35.1  Ground Floor.............................. 30
     ------------  ------------
     Section 35.2  Lobby Renovation.......................... 30
     ------------  ----------------

ARTICLE 36
EXCLUSIVE USE................................................ 31
     Section 36.1  Retail Bank Branch........................ 31
     ------------  ------------------
     Section 36.2  Other Uses................................ 31
     ------------  ----------

ARTICLE 37
QUIET ENJOYMENT.............................................. 32

                                LEASE AGREEMENT

     This LEASE AGREEMENT (the "LEASE") dated as of June ____, 1997, between CAMBRIDGE ONE COMMERCIAL PLAZA, LLC, a Connecticut limited liability company with a place of business in care of Cambridge Realty Partners, 750 Main Street, Hartford, Connecticut 06103 (hereinafter referred to as "Landlord"), and FIRST NATIONAL BANK OF NEW ENGLAND, a national banking association with a place of business at One Commercial Plaza, Hartford, Connecticut 06103 (hereinafter referred to as "Tenant").

     For and in consideration of the rents herein reserved and the covenants and agreements herein contained, Landlord and Tenant agree with each other as follows:


                           ARTICLE 1 - THE PREMISES

     Section 1.1  The Building and the Property
     -----------  -----------------------------

     One Commercial Plaza is a building constructed on land owned by the City of Hartford and located on the east side of Trumbull Street and the south side of Church Street in Hartford, Connecticut. One Commercial Plaza is referred to as the "BUILDING". The land and certain of the easements appurtenant to the land are described on Exhibit A annexed to this Lease and made a part of it. The
                 ---------
land, its appurtenances, and the Building are collectively referred to as the "PROPERTY". This Lease is subject to the underlying ground lease (the "GROUND LEASE") between the City of Hartford and Landlord's predecessors, Chase Family Limited Partnership No. 3 and Olympia & York Hartford, Inc., dated as of October 1, 1981, a copy of which lease is at the Hartford City Hall, Hartford, Connecticut, as the same has been and may be amended from time to time.

     Section 1.2  The Premises
     -----------  ------------

     Landlord hereby leases to Tenant, and Tenant hereby accepts from Landlord, the following premises, each designated as set forth below (collectively, the "PREMISES"):

    Retail Space                     3,800    rentable square feet on the ground floor
    Fourth Floor Space              25,018    rentable square feet on the fourth floor
    Original Twelfth Floor Space     9,311    rentable square feet on the twelfth floor
    Expansion Space A                9,635    rentable square feet on the twelfth floor
    Expansion Space B                6,323    rentable square feet on the twelfth floor
    Storage Space                      224    rentable square feet on the twelfth floor


The foregoing spaces correspond to the hatched areas shown on Exhibits B-1, B-2,
                                                              ------------------
B-3, B-4, B-5, and B-6, respectively, attached to this Lease and hereby made a
----------------------
part of it, and such spaces are hereinafter referred to as designated above.

                               ARTICLE 2 - TERM

     Section 2.1  Commencement Date
     -----------  -----------------

     This Lease shall commence on June 1, 1997 (the "COMMENCEMENT DATE") except with respect to Expansion Space A and Expansion Space B and except that Tenant shall have access to the Original Twelfth Floor Space from and after execution of this Lease for purposes of preparing the same for occupancy and this Lease shall commence on Tenant's entry with respect only to such space. The Lease shall end on December 31, 2002 (the "EXPIRATION DATE"). The period from the Commencement Date though the Expiration Date is referred to as the "TERM". This Lease shall replace and supersede the following earlier leases:

          1. Lease dated August 21, 1984, between Chase Family Limited Partnership No. 3 and Olympia & York Hartford, Inc., as landlord and First National Bank - CT, as tenant, as amended.

          2. Lease dated as of February 20, 1992, between Chase Family Limited Partnership No. 3 and O&Y (U.S.) Development Company Limited Partnership, as landlord, and First National Bank of Connecticut, as tenant, as amended.

     Section 2.2  Expansion Space
     -----------  ---------------

     Landlord hereby leases to Tenant, and Tenant accepts from Landlord, Expansion Space A and Expansion Space B effective on the Expansion Space A Commencement Date and Expansion Space B Commencement Date, respectively, as such terms are hereinafter defined.

     With respect to Expansion Space A, Tenant may give Landlord written notice at any time prior to December 16, 1998, that it has elected to add Expansion Space A to the Premises effective on any date prior to December 31, 1998, but not sooner than fifteen (15) days after such notice. Effective on the date specified in such notice, Expansion Space A shall be added to the Premises and considered part thereof. If Tenant does not give such notice specifying a date prior to December 31, 1998, then automatically effective on December 31, 1998 (the earlier of the date so specified or December 31, 1998, the "EXPANSION SPACE A COMMENCEMENT DATE"), without notice or writing of any kind, Expansion Space A shall be added to the Premises and considered part thereof. Upon the Expansion Space A Commencement Date, the Base Rent shall increase by the amount specified of Base Rent attributable to Expansion Space A specified in Article 3 hereof, and additional rent shall increase to reflect the increase in Tenant's Share attributable to Expansion Space A as specified in Article 4 hereof.

     With respect to Expansion Space B, Tenant may give Landlord written notice at any time prior to September 15, 1999, that it has elected to add Expansion Space A to the Premises effective on any date prior to September 30, 1999, but not sooner than fifteen (15) days after such notice. Effective on the date specified in such notice, Expansion Space B shall be added to the Premises and considered part thereof. If Tenant does not give such notice specifying a date prior to September 30, 1999, then automatically effective on September 30, 1999 (the earlier of the date so specified or September 30, 1999, the "EXPANSION SPACE B COMMENCEMENT DATE"), without notice or writing of any kind, Expansion Space B shall be added to the Premises and considered part thereof. Upon the Expansion Space B Commencement Date, the Base Rent shall increase by the amount specified of Base Rent attributable to

Expansion Space B specified in Article 3 hereof, and additional rent shall increase to reflect the increase in Tenant's Share attributable to Expansion Space B as specified in Article 4 hereof.


                             ARTICLE 3 - BASE RENT

     Section 3.1  Base Rent
     -----------  ---------

     Tenant shall pay Landlord as base rent (the "BASE RENT") for each year during the Term the sum of Six Hundred Thousand Eight Hundred Thirty-nine and 50/100 Dollars ($600,839.50) payable in equal monthly installments of Fifty Thousand Sixty-nine and 96/100 Dollars ($50,069.96) due in advance on the first day of each month during the Term.

     The Base Rent is calculated based on the following rental rates per rentable square foot per annum:

               Retail Space                    $17.50
               Fourth Floor Space              $15.50
               Original Twelfth Floor Space    $15.50
               Storage Space                   $10.00

          (a) If the Commencement Date is not the first day of a month, the installment of Base Rent for the initial partial month shall be equitably prorated and shall be due in advance.

          (b) Tenant shall also pay all sales taxes and all other governmental fees, charges, or taxes on the Base Rent (excluding any federal or state income taxes owed by Landlord). All payments required under this Lease, other than Base Rent, shall be deemed to be additional rent.

     Section 3.2  Base Rent for Expansion Space
     -----------  -----------------------------

     Upon addition of Expansion Space A to the Premises, the annual Base Rent shall increase by One Hundred Fifty-eight Thousand Nine Hundred Seventy-seven and 50/100 Dollars ($158,977.50), and each monthly installment of Base Rent shall increase by Thirteen Thousand Two Hundred Forty-eight and 13/100 Dollars ($13,248.13).

     Upon addition of Expansion Space B to the Premises, the annual Base Rent shall increase by One Hundred Four Thousand Three Hundred Twenty-nine and 50/100 Dollars ($104,329.50), and each monthly installment of Base Rent shall increase by Eight Thousand Six Hundred Ninety-four and 13/100 Dollars ($8,694.13).

                                   ARTICLE 4
                ADDITIONAL RENT - OPERATING EXPENSES AND TAXES

     Section 4.1  Operating Expenses and Electrical Expenses
     -----------  ------------------------------------------

          (a) Tenant shall pay Landlord as additional rent throughout the Term
5.695 percent ("TENANT'S SHARE") of the amount (the "INCREMENTAL OPERATING EXPENSES") by which annual Operating Expenses (as defined below) incurred by Landlord during each calendar year exceed Operating Expenses for calendar year 1997 (the "BASE OPERATING EXPENSES"). Tenant's Share is equal to the proportion that the rentable square foot area of the Premises bears to the total rentable square foot office area of the Building.

          (b) Tenant's Share of annual Incremental Operating Expenses shall be paid in monthly installments on the first day of each month, in advance, in an amount estimated by Landlord and subject to adjustment from time to time. Subsequent to the end of each calendar year, Landlord shall furnish Tenant with a statement of the actual Operating Expenses for the period and the amount of Tenant's share of Incremental Operating Expenses for the period. If the total amount paid by Tenant for any year shall be less than the actual amount due from Tenant as shown on the statement, Tenant shall pay Landlord the deficiency within thirty (30) days after the furnishing of such statement. If the total amount paid by Tenant shall exceed the actual amount due from Tenant for such year, the excess shall be credited against the next installment due of additional rent from Tenant under this section, and balance of such excess over the next installment shall be paid to Tenant within thirty (30) days after the furnishing of such statement. If it shall be for the last calendar year of the term, then, the excess shall be returned with Landlord's statement for such calendar year.

          Should the Term commence or end on a day other than the first day of a calendar year, then the Operating Expense charge for the partial year shall be equitably prorated.

          (c) "OPERATING EXPENSES" shall mean all expenses paid or incurred by Landlord or on Landlord's behalf in respect of the repair, maintenance, and operation of the Property and the curbs, sidewalks, and plazas adjoining the same, adjusted as if the Building were Fully Occupied (as hereinafter defined), including, but not limited to:

          (i) salaries, wages, medical, surgical, union, and general welfare benefits (including group life insurance) and pension payments for employees of Landlord and Landlord's management company engaged in the repair, operation, and maintenance of the Property;

          (ii) payroll taxes, worker's compensation, uniforms and related expenses for employees of Landlord and Landlord's management company;

          (iii) the cost of all charges for gas, steam, any alternate source of energy, heat, ventilation, air-conditioning, water, sewer, and other utilities (except electricity, which shall be billed pursuant to Section 4.1(d) hereof) furnished to the Property (including both common areas and leased areas), together with any taxes on the utilities;

          (iv) the cost of painting or redecorating (other than in leased areas);

          (v) the cost of all charges for insurance including rent, casualty, liability, and fidelity insurance;

          (vi) the cost and/or rentals of all supplies (including cleaning supplies), tools, materials, and equipment, and sales and other taxes thereon;

          (vii) cost or depreciation of hand tools and other movable equipment;

          (viii) the cost of all charges for window and other cleaning and janitorial and security services;

          (ix) charges of independent contractors;

          (x) repairs and replacements made by Landlord;

          (xi) alterations and improvements to the Property, including any capital improvements, made by reason of the laws and requirements of any public authorities or the requirements of insurance bodies and if the same are capital improvements, amortization over the useful life of the improvement thereon;

          (xii) management fees at a rate not greater than that prevailing in the Hartford market or, if no managing agent is employed by Landlord, a like fee for Landlord;

          (xiii) the cost of any capital improvements to the Property and/or of any machinery or equipment installed on the Property which has the effect of reducing the expenses which otherwise would be included in Operating Expenses to the extent of the lesser of such costs amortized over the useful life of the improvements;

          (xiv) reasonable legal, accounting, and other professional fees incurred except legal fees incurred in writing leases for, or enforcing leases against, other tenants; and

          (xv) all other charges properly allocable to the repair, operation and/or maintenance of the Property in accordance with generally accepted accounting principles consistently applied, but excluding rents and additional rents under the ground lease;

     Operating Expenses shall not include the following: (1) depreciation (except as provided above in this subsection), (2) interest on and amortization of debts, (3) leasehold improvements including redecorating made for tenants for the Building, (4) brokerage commissions and advertising expenses for procuring new tenants of the Building, (5) refinancing costs, (6) the cost of any work or services performed for any tenant(s) of the Building (including Tenant), whether at the expense of Landlord or such tenant(s), to the extent that such work or services is in excess of the work or services which Landlord is required to furnish to Tenant under this Lease at Landlord's expense, (7) the cost of any repair or replacement, other than one described in clauses (x), (xi) and (xiii) above, which would be required to be capitalized under generally accepted accounting principles consistently applied except that if under such principles such costs may be amortized over a period of not more than ten (10) years, then a proportionate part of such costs may be included each year's in Operating Expenses over the useful life

(as reasonably estimated by Landlord) of such repair or replacement, and, (8) the cost of any item included in Operating Expenses under clauses (i)-(xv) to the extent that such cost is reimbursed by an insurance company, a condemning authority, a tenant or any other party, but if at the time Operating Expenses are determined for an Operating Year such reimbursement has not been made, such cost may be included in Operating Expenses and an adjustment shall be made when and if such reimbursement is actually received by Landlord.

     "FULLY OCCUPIED" shall mean occupancy of ninety percent (90%) of the rentable square footage of office space in the Building.

          (d) (i) Tenant shall pay Landlord as additional rent throughout the Term 9.419 percent of the amount by which annual Electric Expenses (as defined below) incurred by Landlord during each calendar year exceed Electric Expenses for calendar year 1997 (the "BASE ELECTRIC EXPENSES"). Tenant's Electric Share shall be equal to a fraction. The numerator of the fraction is the rentable square foot area of the Premises. The denominator of the fraction is of the net rentable square foot office area of the Building excluding (1) those leasable areas that the electric utility company services and bills the tenant of the space directly; and (2) those leasable areas for which the tenant's electricity usage is measured by a submeter and the periodic electricity charge for the area is based on the usage for the period as indicated by the submeter. The fraction may change from time to time during the Term, and the Electric Share shall be adjusted in the event the numerator or the denominator of the fraction changes.

               (ii) "ELECTRIC EXPENSES" shall mean all charges for electricity, or any utility service substituted for electricity, attributable to the Property (including, without limitation, both the common areas and leased areas of the Building), adjusted as if the Building were Fully Occupied; except that Electric Expenses shall exclude the cost of electricity and other utility services substituted for electricity supplied directly to other tenants of the Building by the utility company providing same or submetered and paid on the basis of the submeter by a tenant.

     Section 4.2  Taxes
     -----------  -----

     Tenant shall pay Landlord as additional rent throughout the Term Tenant's Share of the amount by which total Taxes (as defined below) levied for each tax year exceed Base Taxes. "BASE TAXES" shall mean Taxes payable by Landlord with respect to the Property for the tax year in which the Commencement Date occurs.

     Landlord shall estimate the tax charge and bill the same to Tenant on a monthly basis subject to revision from time to time. If the total amount paid by Tenant for any tax year shall be less than the actual amount due from Tenant as shown on such statement, Tenant shall pay Landlord the deficiency within thirty (30) days after the furnishing of such statement. If the total amount paid by Tenant shall exceed such actual amount due from Tenant the excess shall be credited against the next installment due from Tenant under this section, and any balance of such excess over the next installment shall be paid to Tenant within thirty (30) days after the furnishing of such statement.

     Should the Term commence or end on a day other than the first day of a tax year, then the Tax charge for the partial year shall be equitably prorated.

     "TAXES", as used herein, shall include real estate taxes payable on the Property and any payment substituted in lieu of taxes or in addition thereto, including any tax measured by rental income received by Landlord, but excluding federal and state income taxes. Taxes shall not include any payments of ground rent under the ground lease.

     The City of Hartford has granted a real estate tax abatement relating to the Property pursuant to Section 7-498, Connecticut General Statutes. The Property's real estate tax abatement is effective for a period of twenty (20) years commencing October 1, 1981. The Property will be subject to real estate taxes or payments in lieu thereof imposed by the City of Hartford after the expiration or revocation of the tax abatement. The tax abatement only affects real estate taxes and does not abate any tax substituted in lieu thereof or in addition thereto.

     Section 4.3  Tenant's Share for Expansion Space
     -----------  ----------------------------------

     Effective on the Expansion Space A Commencement Date, Tenant's Share shall increase by 1.431 percent, and each monthly installment of additional rent shall increase accordingly.

     Effective on the Expansion Space B Commencement Date, Tenant's Share shall increase by 0.939 percent, and each monthly installment of additional rent shall increase accordingly.


                                ARTICLE 5 - USE

     Section 5.1  Use of the Premises
     -----------  -------------------

     Tenant shall use and occupy the Retail Space only for the purpose of general banking and financial services and the balance of the Premises only for general office purposes and for no other purpose. Tenant shall abide by and not violate any of the Rules set forth in Exhibit C, as they may be amended from
                                      ---------
time to time, provided such amendments do not materially affect Tenant's use and occupancy of the Premises or the provisions of this Lease. Landlord shall make commercially reasonably reasonable efforts to enforce the Rules in a uniform and non-discriminatory manner.

     Tenant shall comply with the requirements of, and obtain any necessary permits and licenses required by, all laws or governmental authorities and requirements of insurance carriers applicable to its business operations in the Premises.

     Section 5.2  Proper Care
     -----------  -----------

     Tenant shall take good care of the Premises and shall not commit waste in the Premises. Tenant, at its expense, shall promptly make all non-structural repairs in and about the Premises that are not the responsibility of Landlord by the terms of this Lease.

     Section 5.3  Interference
     -----------  ------------

     Business machines and mechanical equipment belonging to Tenant shall be placed and maintained, at Tenant's expense, in special settings to eliminate any unreasonable noise or vibrations they may cause. In the event Tenant's machines or equipment cause any interference whatsoever with the normal operation of the Building or other occupants of the Building, they shall be removed from the Premises.

     Section 5.4  Permitted Loads
     -----------  ---------------

     The maximum allowable load on any portion of the floor of the Premises is 100 pounds per square foot with an allowance of 20 pounds per square foot for partitions. No excess load will be allowed except with Landlord's prior written consent, which consent may be withheld in Landlord's sole discretion. If Landlord gives consent to a greater load which requires modification to the Building, Landlord shall perform the same, and Tenant shall pay Landlord all costs for such modifications.

     Section 5.5  Additional Electricity and Cost
     -----------  -------------------------------

     Tenant's use of electricity in the Premises shall not exceed 5 watts of total connected load, including lighting, per usable square foot of space in the Premises. Tenant shall not, without Landlord's prior written consent, connect any appliance, apparatus, or device to the Building's electric system which will in any way change or alter the capacity of the electric system serving the Premises. Landlord shall have the right to perform surveys of Tenant's electrical use and adjust electrical charges to Tenant if Tenant exceeds the use of 5 watts per usable square foot. Tenant shall pay such charges within ten
(10) days after demand therefor. Should Landlord grant such consent, all appliances, apparatus, or devices required therefor and for the measurement thereof shall be provided by Landlord, and the cost shall be paid by Tenant. As a condition to granting such consent, Landlord may require Tenant to agree to an increase in Base Rent to an amount which will reflect the cost of the additional service to be furnished by Landlord.

     The parties shall execute a supplementary agreement to reflect the increase, which Agreement shall be effective from the date the additional service is made available to Tenant. The increase shall be effective whether or not such supplementary agreement is executed.


                                   ARTICLE 6
               CONDITION OF THE PREMISES AND TENANT IMPROVEMENTS

     Section 6.1  Condition of the Premises
     -----------  -------------------------

     Tenant has inspected the Premises and accepts them in their "as is"
condition.   Landlord and Tenant shall sign a Work Letter Agreement in the form attached hereto as Exhibit D (the "WORK LETTER").  Tenant shall perform Tenant's
                   ---------
Work, as defined in the Work Letter, in accordance with the terms of the Work Letter and the terms of this Section 6.

     Section 6.2  Tenant Plans
     -----------  ------------

     Tenant may make only nonstructural improvements within the Premises. If Tenant desires to make any such improvements, Tenant, at Tenant's expense, shall have plans and specifications necessary for the finishing of the Premises and related improvements prepared by an architect or engineer licensed to practice in Connecticut. The plans and specifications shall be submitted to Landlord for Landlord's approval, which approval shall not be unreasonably withheld. Landlord's approval shall not constitute a representation that the plans meet the requirements of law or governmental authorities having jurisdiction over the Building. Within ten (10) days of a demand therefor, Tenant shall pay Landlord's reasonable cost to review such plans. Tenant, at Tenant's expense, shall file all plans as required by the City of Hartford, shall secure all required permits, and shall provide copies of all permits and contracts to Landlord. Prior to commencing any construction, Tenant shall obtain builders risk insurance from a company and in an amount satisfactory to Landlord and shall supply Landlord with a certificate of such coverage naming Landlord as additional insured. All construction shall be done by contractors approved by Landlord and in accordance with the approved plans and specifications and Building rules. All such improvements are hereafter referred to as "TENANT IMPROVEMENTS". If the cost of the Tenant Improvements exceeds $100,000 and if any Superior Mortgagee, as defined below, so requires, the contractor shall be bonded. Within ninety (90) days following completion of Tenant Improvements, Tenant shall submit to Landlord "as built" plans of Tenant's Improvements. Tenant shall file all statements required by the City of Hartford relative to certified costs of any construction performed in the Premises within the time periods required by applicable ordinances.

     Section 6.3  Modifications
     -----------  -------------

     Tenant shall not make any structural modifications to the Premises without obtaining Landlord's prior written consent, which consent may be withheld in Landlord's sole discretion. Tenant may make non-structural modifications, such moving interior partition walls, after giving Landlord notice of its intent to do so.

     Section 6.4  Use of Landlord's Services and Equipment
     -----------  ----------------------------------------

     In the event Tenant, its servants, agents, and independent contractors shall utilize any services of Landlord's personnel or shall utilize any equipment, machinery, or other items which are the property of Landlord, Tenant shall pay Landlord Landlord's standard charges for use of such services, equipment, machinery, and other items within thirty (30) days of demand therefor.


                   ARTICLE 7 - SUBORDINATION AND ATTORNMENT

     Section 7.1  Subordination
     -----------  -------------

     This Lease shall be subordinate to the lien of any present or future mortgage (each, a "SUPERIOR MORTGAGE") or rights of any landlord under the Ground Lease or any other master lease (each, a "SUPERIOR LEASE") irrespective of the time of execution or recording of the Superior Mortgage or Superior Lease. Nevertheless, from time to time hereafter, Landlord may elect that this Lease be paramount to the lien of a Superior Mortgage or Superior Lease and may exercise its election by giving notice to Tenant. Landlord may thereafter elect that this Lease be again subordinate to the lien of a Superior Mortgage or Superior Lease and may exercise its election by giving notice to Tenant. The exercise of any of the elections provided for in this Section shall not exhaust Landlord's right to elect differently thereafter, from time to time, as Landlord may determine. At the election of Landlord, this clause shall be self-operative, and no further instrument shall be required, but upon Landlord's request, from time to time, Tenant shall:

          (a) confirm in writing and in recordable form that this Lease is subordinate or paramount (as Landlord may elect) to the lien of any Superior Mortgage or Master Lease; and/or

          (b) execute an instrument making this Lease subordinate or paramount (as Landlord may elect) to the lien of any Superior Mortgage or Master Lease, in such form as may be required by any applicable mortgagee or master landlord.

     Section 7.2  Attornment
     -----------  ----------

     At the direction of any foreclosing mortgagee, transferee, assignee, or purchaser of Landlord's interest in the Property (each, a "SUCCESSOR LANDLORD"), Tenant shall attorn to and recognize any Successor Landlord as landlord under this Lease. Upon such attornment this Lease shall continue in full force and effect as a direct lease between Successor Landlord and Tenant upon all of the terms, conditions, and covenants as are set forth in this Lease, except that, with respect to the holder of any Superior Mortgage or the landlord under any Superior Lease which is a Successor Landlord, such Successor Landlord shall not:

          (a) be liable for any previous act or omission of Landlord under this Lease;

          (b) be subject to any offset not expressly provided for in this Lease which shall have accrued to Tenant against Landlord; or

          (c) be bound by any previous modification of this Lease or by any previous prepayment of more than one month's Base Rent, unless such modification or prepayment shall have been expressly approved in writing by such Successor Landlord.

     Section 7.3  Notice to Mortgagee and Right to Cure
     -----------  -------------------------------------

     If any act or omission of Landlord would give Tenant the right to cancel or terminate this Lease or to claim a partial or total eviction, Tenant shall not exercise such right until:

          (a) it has given written notice of such act or omission to Landlord and the holder of any mortgage of the Building (each, a "SUPERIOR MORTGAGEE") and the landlord under any master lease to which this Lease is subject (each, a "SUPERIOR LANDLORD") provided the name and address of such party has been furnished to Tenant; and

          (b) until a reasonable period for remedying such act or omission shall have elapsed following the giving of such notice and following the time when such Superior Mortgagee or Superior Landlord shall have become entitled to remedy the same, provided such Superior Mortgagee or Superior Landlord shall with due diligence give Tenant notice of intention to, and commence and continue to, remedy such act or omission.

     Section 7.4  Current Mortgagees
     -----------  ------------------

     Tenant acknowledges that Landlord has disclosed that it has granted mortgages to Credit Suisse First Boston Capital LLC and Harvard Private Capital Realty, Inc.

                                   ARTICLE 8
           ASSIGNMENT, SUBLETTING, PLEDGING OR ENCUMBERING OF LEASE

     Section 8.1  Assignment, Subletting, Pledging or Encumbering
     -----------  -----------------------------------------------

     Tenant may sublet all or any portion of the Premises to one or more entities controlled by, in control of, or under common control with Tenant (each a "Controlled Entity"). Tenant may assign its interest in this Lease, in whole but not in part, to any Controlled Entity or in part to a Controlled Entity provided there shall be not more than two entities in occupancy of the Premises following any such partial assignment. Tenant shall give Landlord not less than thirty (30) days prior written notice of such a proposed assignment and shall provide to Landlord the name and address of the proposed assignee, reasonable evidence of the basis for the assignee's qualification under the prior sentence, and such other information concerning the proposed assignment as Landlord reasonably requests. Tenant shall not otherwise assign this Lease or sublet the Premises in any manner without Landlord's consent, which consent shall not be unreasonably withheld. In determining whether to grant such consent, Landlord may consider, inter alia, (i) the creditworthiness and liquidity of the proposed assignee or subtenant; (ii) the character and business reputation of the proposed assignee or subtenant; (iii) the proposed use of the Premises by the proposed assignee or subtenant; (iv) the effect on other tenants of the Building; (v) whether Landlord's mortgagees have consented to the transaction; and such other criteria as Landlord deems necessary under the circumstances.
Any transfer of voting control of the board of directors of Tenant if Tenant is a corporation or a change in legal or beneficial ownership of Tenant if such change in ownership in the aggregate equals or exceeds fifty percent (50%) shall constitute an assignment that is subject to the provisions of this Section 8.
In no event shall Tenant pledge or encumber its interest in this Lease. Notwithstanding any assignment of Tenant's interest in this Lease or any subletting of all or any portion of the Premises, Tenant shall continue liable as the tenant hereunder.

     Section 8.2  Landlord's Consent
     -----------  ------------------

     Any consent by Landlord to assignment or subletting of Tenant's interest in this Lease shall not relieve Tenant of its obligations under the Lease. Any consent by Landlord in a particular instance shall not be deemed to a waiver of the obligation to obtain Landlord's approval in the case of any other assignment or subletting. Any attempted assignment or subletting of Tenant's interest in this Lease without Landlord's prior written consent shall be null and void and constitute a default under the Lease.

     Section 8.3  Recapture
     -----------  ---------

     If Tenant wishes to assign this Lease or to sublet all or part of the Premises, Tenant shall give Landlord written notice of such intention, which notice shall include all of the relevant terms and conditions of the transaction, the identity of the assignee or subtenant, and the financial background of the assignee or subtenant. Except where the proposed assignee or subtenant is a Controlled Entity, Landlord shall have the right upon receipt of such notice to elect to sublet the Premises from Tenant upon the terms and conditions set forth in Tenant's notice or to terminate this Lease within ninety
(90) days after Landlord's receipt of Tenant's notice. Landlord shall give notice to Tenant of Landlord's election to sublet or terminate this Lease. If Landlord elects to sublet the Premises, the parties shall execute a sublease within sixty (60) days after Landlord's election on the terms and conditions set forth in Tenant's notice. If Landlord elects to terminate this Lease, the termination shall become effective sixty (60) days after the date of the termination notice to Tenant. Upon such termination, all of the liabilities of the parties each to the other shall cease and terminate except as to obligations of Tenant that arose prior to the termination or covenants of Tenant which survive the termination of this Lease. Provided, however, that Tenant may nullify such termination by withdrawing, in writing, its notice of intention to assign or sublet by notice to Landlord given prior to the expiration of the sixty (60) day period.

                             ARTICLE 9 - INSURANCE

     Section 9.1  Casualty Insurance
     -----------  ------------------

     Tenant shall at all times during the Term, at its own expense, keep all Tenant's Improvements and Tenant's Property (as defined below) insured on an "all risk" basis in an amount equal to not less than one hundred percent (100%) of the full replacement cost of such Tenant Improvements and Tenant Property. All policies shall be carried in companies licensed to do business in Connecticut and otherwise reasonably satisfactory to Landlord. Copies of all policies of insurance or certificates therefor shall be delivered to Landlord and shall contain a provision that the policy shall not be changed or cancelled without thirty (30) days' prior written notice to Landlord.

     Section 9.2  Use of Insurance Money to Repair
     -----------  --------------------------------

     In the event of any damage or destruction to the Premises at any time during the Term, if Landlord shall restore the Premises to a condition comparable to the condition in which they were furnished to Tenant, Tenant shall promptly repair or rebuild the Tenant Improvements to a condition comparable to than required by this Lease, including, but not limited to, Section 6.2, without contribution therefor from Landlord.

     Section 9.3  Liability Insurance
     -----------  -------------------

     Tenant shall also obtain and keep in force during the Term, with copies of policies to be deposited with Landlord, public liability and property damage insurance in a form acceptable to Landlord and providing coverage of not less than Four Million Dollars ($4,000,000.00) single combined limit a portion of which coverage may be provided by umbrella policy. Landlord reserves the right to require Tenant to increase such coverage if it becomes customary for tenants of similar buildings located in the City of Hartford to maintain higher coverage limits. Such policies shall cover injury or death to persons or damage to property of any person or persons in or about the Premises and shall be issued by companies reasonably acceptable to Landlord. Each policy shall name Landlord, Landlord's mortgagees, any Superior Landlord, and the managing agent of the Building as an additional insureds and shall contain a provision that the policy shall not be changed or cancelled without thirty (30) days' prior written notice to Landlord.

     Section 9.4  Landlord's Right to Make Insurance Payments
     -----------  -------------------------------------------

     If Tenant shall at any time neglect to maintain any insurance coverage, Landlord may procure or renew such insurance. Any amount paid for such insurance by Landlord, including reasonable expenses, shall be additional rent due from Tenant and shall be payable within ten (10) days of demand therefor.

     Section 9.5  Compliance with Policies
     -----------  ------------------------

     Tenant shall not violate any condition imposed by any fire insurance, casualty insurance, or liability insurance policy carried by Landlord or Tenant with respect to the Premises or the Property. If Tenant's use increases the cost of Landlord's insurance beyond standard rates and Tenant continues such use for more than thirty (30) days after notice thereof, Tenant shall pay the increased cost to Landlord upon demand.

     Section 9.6  Waiver of Subrogation
     -----------  ---------------------

     All casualty insurance which is carried by either party with respect to the Premises, whether or not required, shall include provisions which either designate the other party as an insured or deny to the insurer any rights of recovery by subrogation against the other party, to the extent such rights have been waived by the insured party prior to occurrence of loss or injury, insofar as, and to the extent that such provisions may be effective without making it impossible to obtain insurance coverage from responsible companies qualified to do business in Connecticut (even though an extra premium may result therefrom). Each party shall be entitled to have duplicates or certificates of any policies containing such provisions. Each party hereby waives all rights of recovery against the other for loss or injury against which the waiving party is or may be protected by insurance containing said provisions.


                        ARTICLE 10 - PERSONAL PROPERTY

     Section 10.1  Landlord's Property
     ------------  -------------------

     All fixtures, equipment, improvements, and appurtenances attached in any way to the Premises at the Commencement Date or during the Term, whether or not by Tenant, shall be and remain a part of the Premises and shall be property of Landlord not to be removed by Tenant, except as expressly provided in Section 10.2.

     Section 10.2  Removal of Property
     ------------  -------------------

     By the Expiration Date, Tenant shall remove such fixtures, equipment, improvements, and appurtenances (other than interior walls and built-in partitions) which are attached in any way to the Premises as requested by Landlord. Tenant shall repair any damage resulting from such removal.

     Section 10.3  Tenant's Property
     ------------  -----------------

     Trade fixtures and office equipment which are placed in the Premises by Tenant without expense to Landlord, and which can be removed without damage to the Property or Premises, and all furniture, furnishings, and other articles of movable personal property owned by Tenant ("TENANT'S PROPERTY"), shall be and shall remain the property of Tenant and may be removed by Tenant at any time during the Term. Tenant shall repair any damage to the Premises or to the Property resulting from such removal. Any of Tenant's Property remaining in the Premises after the Expiration Date shall be and remain property of Landlord for Landlord to dispose of as Landlord sees fit, or, at Landlord's option, to remove and store at Tenant's expense.

                                  ARTICLE 11
                   HEATING, VENTILATION AND AIR CONDITIONING

     Landlord shall maintain and operate systems which shall supply heating, ventilation, and air conditioning to the Premises. Heating, ventilation, and air conditioning shall be furnished between 8:00 a.m. and 6:00 p.m. on "BUSINESS DAYS", defined as all days except Saturdays, Sundays, days observed by the Federal or the State government as legal holidays, and union holidays and between 8:00 a.m. and 1:00 p.m. on Saturdays. If Tenant shall require heating, ventilation, or air conditioning service at any other time ("AFTER HOURS"), Landlord shall furnish such service upon reasonable notice from Tenant, and Tenant shall pay Landlord's then established charges within thirty (30) days of demand therefor.


                       ARTICLE 12 - LANDLORD'S SERVICES

     Section 12.1  Elevator Service
     ------------  ----------------

     Landlord shall provide elevator service to the floor on which the Premises are situated between 8:00 a.m. and 6:00 p.m. on Business Days, and between 8:00 a.m. and 1:00 p.m. on Saturdays and an elevator on call at all other times. If Tenant shall require additional elevator service After Hours, Landlord shall furnish such service upon reasonable notice from Tenant, and Tenant shall pay Landlord's then established charges within ten (10) days of demand therefor.

     Section 12.2  Cleaning Service
     ------------  ----------------

     Landlord shall provide janitorial services to the Premises on Business Days. Janitorial services shall be the services included on Exhibit E attached
                                                             ---------
hereto. Landlord in no event shall be liable for any loss, theft, or damage to the property of Tenant by reason of any activities of Landlord's cleaning contractors or its employees. Landlord shall not be responsible for the cleaning of any carpeting in the Premises, other than by vacuum sweeping. If Tenant has an excessive amount of waste or requires cleaning in addition to that described on Exhibit B, Tenant shall pay Landlord, as additional rent, the cost of removal and disposal thereof or of such extra service. Tenant shall comply with all recycling programs initiated by Landlord, imposed by law, or the requirements of governmental authorities.

     Section 12.3  Directory Listing
     ------------  -----------------

     Landlord, at Tenant's request, shall maintain a listing of Tenant's name in the Building directory; the size of the name so listed and the location of the directory shall be within the sole discretion of Landlord. Any change from the initial listing shall be made by Landlord promptly after Tenant's request therefor, at Tenant's expense.

                                  ARTICLE 13
               ACCESS, ENTRY, CHANGES IN THE BUILDING FACILITIES

     Section 13.1  Access to the Building
     ------------  ----------------------

     Landlord reserves the right of entry through the Premises to permit access to any other part of the Property for the purposes of maintenance, decoration, or repair.

     Section 13.2  Ducts
     ------------  -----

     Tenant shall permit Landlord to install, use, and maintain, replace, or add pipes, ducts, and conduits within walls, bearing columns, and ceilings located in or adjacent to the Premises.

     Section 13.3  Right of Entry
     ------------  --------------

     Landlord shall have the right to enter the Premises at reasonable times during "Business Hours" and at any time after Business Hours for any purpose permitted under this Lease and to make any repairs or changes as may be required by law or due to any emergency affecting the Premises or the Property. Landlord shall be allowed to take all materials into the Premises that may be required for such repairs, changes, or maintenance without liability to Tenant, except for Landlord's gross negligence. Tenant shall provide Landlord with a key to the Premises and shall not change its locks without Landlord's prior written consent and without providing to Landlord a key therefor.

     Section 13.4  Right to Show Premises
     ------------  ----------------------

     At any time during the Term, Landlord may, with reasonable notice to Tenant, enter the Premises with a prospective tenant, purchaser, mortgagee, investor, or similarly interested party and exhibit the Premises to such party.

     Section 13.5  Changes to Building and Property
     ------------  --------------------------------

     Landlord reserves the right at any time, without incurring any liability to Tenant, to make such changes in or to the Building and the Property, including its and their integral parts, as Landlord may deem necessary or desirable so long as such changes do not materially affect Tenant's ability to occupy the Premises.


                       ARTICLE 14 - NOTICE OF ACCIDENTS

     Tenant shall promptly give notice to Landlord, of

           (i) any accident in or about the Premises,

           (ii)  any fires in the Premises,

           (iii) any damage to or defects in the Premises, including the fixtures, equipment, and appurtenances thereto, and

           (iv) any damage to or defects in any parts of or appurtenances to the Building's sanitary, electrical, heating, ventilation, air conditioning, elevator, life-safety, and other systems located in or passing through the Premises.

                ARTICLE 15 - NON-LIABILITY AND INDEMNIFICATION

     Section 15.1  Non-Liability
     ------------  -------------

     Landlord shall not be liable to Tenant for any injury or damage to Tenant or to any other person or for any damage to, or loss of any property of Tenant or of any other person, irrespective of the cause of such injury, damage, or loss, unless caused by or due to the grossly negligent act of Landlord, its agents, servants, or employees. Tenant's agreement to this clause is part of the consideration for this Lease.

     Section 15.2  Indemnification
     ------------  ---------------

     Tenant agrees to indemnify and save harmless Landlord, Landlord's agents, servants, employees, Superior Mortgagees, and any Superior Landlord from any claims, loss, liability, or damage that results from a default under this Lease or violation of any of its terms; failure to comply with any legal or insurance requirement; any act or omission of Tenant or any subtenant, licensee, invitee, employee, agent, or contractor of Tenant; and, except for any grossly negligent act of Landlord, its agents, servants, or employees not covered by Tenant's insurance, any occurrence or condition in, on, or about the Premises. Tenant shall defend any lawsuits in connection with the above and pay all costs, expenses, and liabilities incurred in connection with each such claim or action or proceeding brought thereon. In case any law suit is brought against Landlord by reason of any such claim, Tenant, at its expense, shall resist and defend such lawsuit. Law suit as used herein shall include arbitration proceedings, administrative proceedings, and all other governmental or quasi-governmental proceedings, including appellate proceedings.


                      ARTICLE 16 - DAMAGE OR DESTRUCTION

     Section 16.1  Repair of Damage
     ------------  ----------------

     If the Property is damaged or destroyed by fire or other casualty and this Lease is not terminated in the manner set forth in Section 16.3 hereof, Landlord shall repair or rebuild the Property at Landlord's expense with reasonable dispatch, but shall not be required to repair or replace any of Tenant's Property or any Tenant Improvements. Landlord shall not be required to commence repair or restoration until insurance proceeds are available and shall only be required to rebuild or repair to the extent such proceeds (together with any "deductibles") are sufficient to pay the cost thereof. In the event this Lease shall not be terminated as provided in this Article 16 and Landlord shall fail to complete the repair or restoration work within twelve (12) months after receipt of the insurance proceeds for such work, then in such event Tenant may terminate this Lease upon thirty (30) days prior written notice to Landlord after the expiration of the aforesaid twelve (12) month period.

     Section 16.2  Rent Abatement
     ------------  --------------

     If the Premises or any portion thereof are rendered untenantable and are not used as a result of any damage or destruction by fire or other casualty, the Rent shall abate on the portion of the Premises rendered untenantable and not used from the date of such damage or destruction to the date of completion of Landlord's repair of such damage plus thirty (30) days. To the extent Tenant reoccupies a portion of the Premises, Tenant's abatement shall cease on such portion on the date of reoccupation.

     Section 16.3  Substantial Destruction
     ------------  -----------------------

     If the Property is substantially damaged or destroyed by fire or other casualty, then Landlord may terminate this Lease by giving Tenant notice within ninety (90) days after the casualty causing the damage. If Landlord exercises its option to terminate, the Term shall terminate and expire upon the thirtieth
(30th) day after the notice is given, and Tenant shall vacate the Premises and surrender the same to Landlord on or before that date. The Property (whether or not the Premises are damaged) shall be deemed substantially damaged or destroyed if the cost of repair and restoration after a casualty occurs is thirty percent (30%) or more of the full replacement cost of the Property as it existed immediately prior to the casualty. If the Retail Space shall be materially (i.e. thirty percent (30%) or more) damaged or destroyed by fire or other casualty during the last two (2) years of the term of this Lease, Tenant may terminate this Lease as to the Retail Space by giving Landlord notice to such effect within sixty (60) days after the date of the casualty.


                          ARTICLE 17 - EMINENT DOMAIN

     Section 17.1  Entire Taking
     ------------  -------------

     If the Building, the Property, or any part of the Premises shall be lawfully taken for any public or quasi-public purpose, this Lease shall terminate as of the date of vesting of title in the condemning authority (the "DATE OF TAKING"), and the Rent and additional rent shall be prorated and adjusted as of that date.

     Section 17.2  Partial Taking
     ------------  --------------

     If any part of the Premises shall be taken for any public or quasi-public purpose, then Landlord and Tenant shall have the option, within thirty (30) days after the Date of Taking, to terminate this Lease as of the Date of Taking. If any other part of the Building or the Property which materially affects Tenant's use and occupancy of the Premises shall be taken for any public or quasi-public purpose and Landlord does not restore or provide a suitable alternative, then Landlord and Tenant shall have the option, within thirty (30) days after the Date of Taking, to terminate this Lease as of the Date of Taking.

     Section 17.3  Award
     ------------  -----

     In the event of any taking, partial or whole, provided for in this Lease, all of the proceeds of any award, judgment, or settlement payable by the condemning authority shall be the exclusive property of Landlord. Tenant, however, may pursue its own claim against the condemning authority, for moving expenses and trade fixtures as permitted under the laws of the State of Connecticut, so long as its claim does not diminish or reduce the award, judgment, or settlement receivable by Landlord.

     Section 17.04  Temporary Taking
     -------------  ----------------

     If the temporary use or occupancy of all or any part of the Premises shall be taken by condemnation or in any other manner for any public or quasi-public use or purpose during the Term, Tenant shall be entitled, except as hereinafter set forth, to receive that portion of the award or payment for such taking which represents compensation for the use and occupancy of the Premises, for the taking of Tenant's Property and for moving expenses, and Landlord shall be entitled to receive that portion which represents reimbursement for the cost of restoration of the Premises. The Lease shall be and remain unaffected by such taking, and Tenant shall continue to be responsible for all of its obligations hereunder insofar as such obligations are not affected by such taking and shall continue to pay in full the Base Rent and Additional Rent when due. If the period of temporary use or occupancy shall extend beyond the expiration date of this Lease, that part of the award which represents compensation for the use and occupancy of the Premises (or a part thereof) shall be divided between Landlord and Tenant so that Tenant shall receive so much thereof as represents the period up to and including such expiration date, and Landlord shall receive so much thereof as represents the period after such expiration date. All monies paid as, or as part of, an award for temporary use and occupancy for a period beyond the date to which the Base Rent and Additional Rent has been paid shall be received, held, and applied by Landlord as a trust fund for payment of the Base Rent and Additional Rent becoming due hereunder. In the event the temporary use or occupancy of all or any part of the Premises shall be taken as aforesaid during the last two (2) years of the Term, and the period of such taking shall be twelve (12) months or more, then in such event, Tenant may terminate this Lease upon thirty (30) days prior written notice to Landlord after the expiration of said twelve (12) month period.


                            ARTICLE 18 - SURRENDER

     On the earlier of the Expiration Date or earlier termination of this Lease, Tenant shall surrender the Premises to Landlord power swept and in the condition it was in on the Commencement Date, reasonable wear and tear, Tenant's Work, and Tenant's Improvements excepted. Landlord may require Tenant to remove, at Tenant's expense, any Tenant's Improvements and all Tenant's Property.


                             ARTICLE 19 - DEFAULT

     Section 19.1  Event of Default
     ------------  ----------------

     Each of the following shall be an Event of Default under this Lease:

          (a) If Tenant does not pay the Base Rent or additional rent within five (5) days of the date when due.

          (b) If Tenant fails to perform any of the other terms of this Lease, and such failure shall continue for fifteen (15) days following notice of such failure or, in the case of a default which cannot with due diligence be cured within a period of fifteen (15) days and the continuance of which for the period required for cure will not subject Landlord or any Superior
Lessor to prosecution for a crime or termination of any Superior Lease or foreclosure of any Superior Mortgage, if Tenant shall not (i) within said 15-day period advise Landlord of Tenant's intention to take all steps necessary to remedy such default, (ii) duly commence within said 15-day period, and thereafter diligently prosecute to completion all steps necessary to remedy the default, and (iii) complete such remedy within a reasonable time after the date of the said notice to Landlord.

          (c) If Tenant abandons the Premises or leaves the Premises vacant for a period of ten (10) days, notwithstanding that Tenant continues to pay Base Rent or additional rent.

          (d) If Tenant shall commit an act of bankruptcy, receivership, insolvency, reorganization, dissolution, or liquidation or if other similar proceedings shall be instituted by Tenant under the federal Bankruptcy Code or other law of the United States or other jurisdiction; or if any act of bankruptcy, receivership, insolvency, reorganization, dissolution, liquidation or other similar proceedings shall be instituted against Tenant under the federal Bankruptcy Code or other similar law of the United States or any other jurisdiction or there is a material adverse change in Tenant's financial condition.

     Notwithstanding the provisions of subparagraph (a) above, upon Tenant's failure to pay Base Rent or additional rent when due, Landlord shall give notice to Tenant thereof, and there shall be no Event of Default until Tenant has failed to pay Base Rent and additional rent within five (5) days of such notice, but such notice shall not be required more than three (3) times per calendar year. Any further failure to pay Base Rent or additional rent when due within such calendar year subsequent to Landlord's having given three (3) such notices shall constitute an Event of Default without notice or grace period of any kind.

     Section 19.2  Landlord's Remedies for Event of Default
     ------------  ----------------------------------------

     Following an Event of a Default by Tenant, Landlord shall be entitled to take such action as it deems advisable, including any one or more of the following:

          (a) Landlord may proceed, at law or in equity, to enforce the provisions of this Lease.

          (b) Landlord may reenter the Premises, with or without termination of this Lease and may repossess the Premises. The re-entry and/or repossession may be effected by summary proceedings, ejectment, or otherwise. Landlord may dispossess Tenant and may remove Tenant from the Premises without notice.
Tenant waives any right to re-enter the Premises or to the service of any notice of Landlord's intention to re-enter the Premises as may be provided for by any present or future law. No such re-entry or taking possession of the Premises by Landlord shall be construed as an election to terminate this Lease unless a written notice of termination is given to Tenant. Notwithstanding any re-entry without termination, Landlord may at any time elect to terminate this Lease.

          (c) Landlord may notify Tenant that this Lease shall terminate on a specified date, and this Lease, including Tenant's rights hereunder, shall terminate on the date so specified. Should Landlord so terminate this Lease, Landlord may, in addition to any other remedies, recover from Tenant all damages incurred by reason of Tenant's breach, including the cost of recovering the Premises, attorneys' fees, and the amount of Base Rent, and additional rent reserved in this Lease for the remainder of the Term over the then reasonable rental value of the Premises for the remainder of the Term, which sum shall be immediately due and payable from Tenant to Landlord.

          (d) Landlord may, without termination of this Lease, relet the Premises, in whole or in part, for a term that may be as long as Landlord may specify. A lease executed by Landlord in accordance with this subsection may provide for extensions or renewals of the term. The term of any lease and the period by which the term may be extended may be greater or less than the period which would have constituted the balance of the Term had Tenant not defaulted. Landlord shall be under no duty, however, to relet the Premises or to collect any rent in connection with a reletting.

          (e) Should Landlord elect to relet the Premises without termination of this Lease, such rental or rentals shall be upon such terms and conditions as Landlord may deem advisable. Upon such reletting, all rentals received by the Landlord shall be applied first, to the payment of any indebtedness other than Base Rent or additional rent due hereunder from Tenant to Landlord including the cost of reletting, brokerage fees, attorney's fees, and the cost of any alterations and repairs; second, to the payment of Base Rent and additional rent due and unpaid hereunder; and the remainder, if any, shall be held by Landlord and applied in payment of future Base Rent and additional rent as the same may become due and payable. If any rentals received from such reletting during any month be less than that to be paid during that month by Tenant, Tenant shall pay any deficiency to Landlord. If such rentals are greater than the Base Rent and additional rent due under this Lease, Tenant shall have no claim upon the excess. Any such deficiency shall be calculated and paid monthly. No such reletting of the Premises by Landlord shall be construed as an election on its part to terminate this Lease unless a written notice of termination be given to Tenant. Notwithstanding any reletting without termination, Landlord may at any time elect to terminate this Lease.

     Section 19.3  Notice
     ------------  ------

     Tenant expressly waives any demand for possession of the Premises or any notice of intention of Landlord to terminate this Lease or to reenter the Premises, and Tenant expressly waives any other notice or demand prescribed by the statutes of the State of Connecticut or any other law.

     Section 19.4  Interest
     ------------  --------

     All costs incurred by Landlord because of a Event of Default shall bear interest from the date when the same should have been paid by Tenant until paid at the rate of fourteen percent (14%) per annum.

     Section 19.5  Waiver of Jury Trial
     ------------  --------------------

     Landlord and Tenant waive trial by jury in any action brought in connection with this Lease.

                     ARTICLE 20 - LIMITATION OF LIABILITY

     Section 20.1  Obligations, Losses and Damages
     ------------  -------------------------------

     Landlord shall have no liability to Tenant for its failure to carry out its obligations under this Lease where the failure arises by causes beyond Landlord's control, including Acts of God, emergencies, strikes, labor difficulties, accidents, civil commotion, fire, catastrophe, war, governmental requirements, or the actions of Tenant or any other tenant of the Building. In any such event Landlord shall have additional time at least equal to the period of delay arising from any such cause to remedy such failure.

     Notwithstanding the foregoing, in the event said inability to furnish services or utilities shall render the Retail Space or any part thereof (but not the remainder of the Building) untenantable for a period of five (5) consecutive business days after Tenant has given Landlord written notice of such untenantability, and if such untenantability continues after the end of said five (5) business day period, then, provided that Tenant shall not have continued to use that portion of the Retail Space which is untenantable for the active conduct of its business during said period, the Base Rent and Additional Rent payable hereunder with respect to that portion of the Retail Space which is untenantable shall be abated for the period commencing on the sixth (6th) consecutive business day of such untenantability and shall continue only until the date the services or utilities are restored, regardless of any delay by Tenant in resuming the operation of its business. Further, in the event said inability to furnish services or utilities shall render the entire Building untenantable (including, the Retail Space) for a period of ten (10) consecutive business days after Tenant has given Landlord written notice of such untenantability, and if such untenantability continues after the end of said ten
(10) business day period, then, provided that Tenant shall not have continued to use the Retail Space for the active conduct of its business during said period, the Base Rent and Additional Rent payable hereunder with respect to the Retail Space shall be abated for the period commencing on the eleventh (11th) consecutive business day of such untenantability and shall continue only until the date the services or utilities are restored, regardless of any delay by Tenant in resuming the operation of its business. In the event said inability to furnish services or utilities shall continue for 12 continuous months, Tenant may terminate this Lease at any time during which said inability shall continue after said twelve (12) consecutive month period, upon thirty (30) days prior written notice to Landlord.

     Section 20.2  Repairs
     ------------  -------

     Landlord shall have no liability to Tenant by reason of any inconvenience, interruption, or injury to business arising from Landlord's making any repairs or changes to the Property, the Premises, and any fixtures, equipment, or appurtenances of the Property or the Premises. If Landlord elects to make any such repairs or changes, Landlord agrees to do so with due diligence.

     Section 20.3  Waiver
     ------------  ------

     Tenant waives all claims against Landlord, including claims for consequential damages, arising out of the failure of Landlord from time to time to furnish any of the services required to be furnished by Landlord under this Lease. Landlord shall not be liable to Tenant for damage as a result of the bursting of pipes, leakage of water, and other similar occurrences. Tenant waives all claims against Landlord, including claims for consequential damages, arising out of the failure of Landlord from time to time to give any consent required under this Lease. Tenant's sole remedy for any act or omission of Landlord shall be to seek injunctive relief.


                                  ARTICLE 21
                       NO OTHER WAIVERS OR MODIFICATIONS

     The failure of Landlord to (a) exercise any right or remedies, (b) insist upon the strict performance of any obligation under this Lease, or (c) exercise any election herein shall not be a waiver of such right or remedy. Such rights, remedies, and elections shall continue in full force, and Landlord may exercise them together or in any order Landlord may elect.


                                  ARTICLE 22
                   CURING TENANT'S DEFAULTS, ADDITIONAL RENT

     Section 22.1  Curing Tenant's Defaults
     ------------  ------------------------

     If Tenant defaults in the performance of any of Tenant's obligations under this Lease, Landlord, without thereby waiving such default, may (but shall not be obligated to) perform the same for the account and at the expense of Tenant, without notice in a case of emergency and in any other case only if such default continues after the expiration of (i) ten (10) days from the date Landlord gives Tenant notice of intention so to do, or (ii) the applicable grace period provided in Article 19 or elsewhere in this Lease for the cure of such default, whichever occurs later.

     Section 22.2  Additional Rent
     ------------  ---------------

     Any expenses incurred by Landlord in the performance by Landlord of any Tenant's obligations under this Lease, in collection of Base Rent or additional rent, or in enforcing any rights of Landlord against Tenant under this Lease shall be paid by Tenant, monthly or immediately at Landlord's option, as additional rent. Such costs may include reasonable attorneys' fees, whether or not suit is brought, and if suit is brought and an appeal is taken, fees for such appellate proceedings, and all costs involved in instituting and prosecuting any summary proceedings or other enforcement action.


                              ARTICLE 23 - BROKER

     Tenant covenants, warrants and represents to Landlord that Tenant has not dealt with any real estate broker or salesman in the finding, negotiation, or execution of this Lease other than Cushman &

Wakefield, and Tenant shall indemnify Landlord against any claims, costs, or damages arising from any breach of this provision. Landlord agrees to pay any broker's fee or commission due Cushman & Wakefield under its agreement with Cushman & Wakefield.

                             ARTICLE 24 - NOTICES

     All notices or other communications made pursuant to this Lease shall be in writing and shall be delivered by United States certified mail, return receipt requested, postage prepaid, or via nationally recognized overnight courier service, with receipt confirmation required and with delivery charges paid by sender, addressed as follows:

          To Landlord:
          -----------

          Cambridge One Commercial Plaza, LLC
          c/o Cambridge Realty Partners
          750 Main Street
          Hartford, CT 06103
          Attention:  Mark R. Stone


          With Copy to Landlord's Attorney:
          --------------------------------

          Levin, Ford & Paulekas, LLP
          One State Street
          Hartford, CT 06103
          Attention:   Nancy DuBois Wright

          To Tenant:
          ---------

          First National Bank of New England
          One Commercial Plaza
          Hartford, Connecticut 06103
          Attention:   Leslie A. Galbraith
                       Executive Vice President

          With Copy to Tenant's Attorney:
          ------------------------------

          Bingham, Dana & Gould LLP
          100 Pearl Street
          Hartford, CT 06103
          Attention:   Bruce C. Silvers


     Such notice shall be deemed to have been duly given upon the delivery, refusal to accept, or inability to deliver at the addresses given here. Either party may designate to the other a different address from time to time by giving notice thereof in accordance with this Section.

                                  ARTICLE 25
            ESTOPPEL CERTIFICATE AND PROHIBITION OF RECORDING LEASE

     Section 25.1  Estoppel Certificate
     ------------  --------------------

     Tenant shall at any time, and from time to time, upon not less than ten
(10) days prior written notice from Landlord execute, acknowledge, and deliver to Landlord, to any prospective purchaser or lender, or to any mortgagee a written certificate of Tenant stating: (a) whether Tenant has accepted the Premises and indicating the commencement date and termination date of this Lease; (b) that this Lease is unmodified and in full force and effect (or if there have been modifications, that the same is in full force and effect as modified and stating the modifications) and has not been assigned; (c) that there are not, to Tenant's best knowledge, any uncured defaults on the part of Landlord or Tenant hereunder, or specifying any defaults that may exist; (d) whether or not there are then existing any defenses against the enforcement by Landlord of any of the obligations of Tenant under this Lease (and, if so, specifying same); (e) whether Tenant has received all required contributions from Landlord on account of Tenant's improvements; (f) the dates, if any, to which the annual Base Rent and additional rent and other charges under this Lease have been paid and the amounts of said annual Base Rent and additional rent, and that no annual Base Rent, additional rent, or security deposit has been paid in advance of its due date, and (g) any other factual information known to Tenant concerning this Lease or tenancy that may reasonably be required by any of such persons. It is intended that any such certificate of Tenant delivered pursuant to this Section may be relied upon by such persons. Tenant's failure to deliver such Certificate within said ten (10) day period shall be conclusive upon Tenant that this Lease is in full force and effect and unmodified and that there are no uncured defaults in Landlord's performance hereunder.

     Section 25.2  Lease Not to be Recorded
     ------------  ------------------------

     In no event shall this Lease be recorded. If the Tenant records this Lease, Landlord shall have the option of terminating the Lease on notice to Tenant, in which event Landlord may hold Tenant liable for all sums due hereunder. In such event, Tenant grants Landlord a power of attorney, coupled with an interest, to execute and record a notice clearing title of the existence of this Lease. At the request of either party, Landlord and Tenant shall promptly execute, acknowledge and deliver a memorandum with respect to this Lease sufficient for recording in accordance with the statutes of the State of Connecticut.

     Section 25.3  Lease Payment Address
     ------------  ---------------------

     Tenant agrees that upon Tenant's receipt of a tenant payment direction letter, all Lease payments are to be delivered directly to Landlord's then current mortgage lender at the address specified in the tenant payment direction letter.

                  ARTICLE 26 - REPRESENTATIONS AND AGREEMENTS

     Tenant expressly acknowledges that Landlord has not made and is not making, and Tenant is not relying upon, any warranties, representations, promises, or statements, except to the extent that the same are expressly set forth in this Lease (including its Exhibits).

                                  ARTICLE 27
          TRANSFER OF LANDLORD'S INTEREST AND LIMITATION OF LIABILITY

     Section 27.1  Transfer of Landlord's Interest
     ------------  -------------------------------

          This Lease shall be binding upon Tenant and its successors and assigns (but this provision shall not permit assignment of Tenant's interest except as expressly provided herein). The obligations of Landlord hereunder shall be binding upon Landlord only during the period Landlord has an interest in the Property. Thereafter this Lease shall be binding only upon the transferee of said interest in the Property. Any transferee or assignee of the interest of Landlord, or any successor thereto, shall be liable for the obligations of Landlord under this Lease only during the period it has an interest in the Property.

     Section 27.2  Limitation of Liability
     ------------  -----------------------

     Tenant shall look only to Landlord's interest in the Property for the satisfaction of any of Tenant's rights or remedies hereunder, and no other property or assets of Landlord shall be subject to levy, execution, or other enforcement procedure for the satisfaction of Tenant's rights or remedies under this Lease, the relationship of Landlord and Tenant, or Tenant's use or occupancy of the Premises.


              ARTICLE 28 - TENANT'S DISCHARGE OF MECHANIC'S LIENS

     Section 28.1  Prevention of Liens
     ------------  -------------------

     Tenant shall pay all debts incurred, and shall satisfy all liens of contractors, subcontractors, mechanics, laborers, and materialmen in respect to construction, alteration, and repair in and on the Premises. Tenant hereby indemnifies Landlord against all costs and charges, including legal fees in any "lawsuit" involving any liens, judgments, or encumbrances caused or suffered by Tenant with respect to the Premises. Tenant shall have no authority to create any liens for labor or material on or against Landlord's interest in the Property, and all persons contracting with Tenant for work shall be notified by Tenant that they must look only to Tenant and Tenant's interest under this Lease to secure the payment of any bill or account for work done or material furnished.

     Section 28.2  Discharge of Liens
     ------------  ------------------

     If any mechanic's, laborer's, or materialmen's lien shall at any time be filed against the Property by reason of any act or omission of Tenant, Tenant, within sixty (60) days after notice of the filing thereof, shall cause the same to be discharged by payment, deposit, bond, or order of a court of competent jurisdiction. If Tenant shall fail to discharge the same, Tenant shall be in immediate default of this Lease, and Landlord may discharge the lien either by paying the amount claimed due or by procuring the discharge of such lien by deposit or by bonding proceedings. Landlord shall be entitled, if Landlord so elects, to compel the prosecution of an action for the foreclosure of such lien by the lienor and to pay the amount of the judgment in favor of the lienor with interest, costs, and allowances. Any amount paid by Landlord and all costs and expenses incurred by Landlord in connection therewith, together with interest thereon from the date incurred at the rate of fifteen percent (15%) per annum, shall constitute additional rent payable by Tenant under this Lease and shall be paid by Tenant to Landlord on demand.


                      ARTICLE 29 - INTENTIONALLY DELETED


                          ARTICLE 30 - MISCELLANEOUS

     Section 30.1  Definitions
     ------------  -----------

     The various terms which are defined in other Articles of this Lease or are defined in Exhibits annexed hereto shall have the meanings specified for all purposes of this Lease and all supplemental agreements, unless the context shall otherwise require.

     The term "including" as used in this Lease means "including but not limited to". The term "includes" means "includes but not limited to". The term "any" means "any and all". Singular terms include the plural and plural terms include the singular.

     Section 30.2  Article Headings
     ------------  ----------------

     The Article headings in this Lease are inserted only as a matter of convenience in reference and are not to be given any effect in construing this Lease.

     Section 30.3  Ejusdem Generis
     ------------  ---------------

     The rule of "ejusdem generis" shall not be applicable to limit a general statement followed by or referable to an enumeration of specific matters to matters similar to the matters specifically mentioned.

     Section 30.4  Entire Agreement
     ------------  ----------------

     This Lease together with all Exhibits and Riders, if any, sets forth the entire agreement between the Landlord and Tenant concerning the Premises. There are no Agreements between the Landlord and Tenant regarding the Premises except as contained in this Lease, its Exhibits, and Riders and in a letter agreement dated June 20, 1997, with respect to design of an "ATM machine". No amendment or modification of this Lease shall be effective unless it is signed by the party against whom enforcement of such change is sought.

     Section 30.5  Governing Law
     ------------  -------------

     This Lease shall be governed by and construed in accordance with the laws of the State of Connecticut.

     Section 30.6  Severability
     ------------  ------------

     If any provision of this Lease is invalid or unenforceable, the remainder of this Lease shall not be affected by the invalid or unenforceable provision and shall be enforceable.

     Section 30.7  Submission of Lease
     ------------  -------------------

     This Lease is submitted to Tenant solely for Tenant's consideration and does not constitute an option for leasing the Premises. It shall have no binding force or effect unless and until Landlord has executed this Lease and delivered a fully executed copy to Tenant.


                      ARTICLE 31 - INTENTIONALLY OMITTED


                       ARTICLE 32 - HAZARDOUS SUBSTANCES

     Section 32.1  Hazardous Waste
     ------------  ---------------

     Tenant shall not cause or permit any hazardous material (as hereinafter defined) other than office or cleaning supplies handled as required by law to be used, stored, transported, released, handled, produced or installed in, on or from the Premises. "HAZARDOUS MATERIAL" as used herein shall mean any flammable, explosive, or radioactive material, hazardous waste, hazardous or toxic substances or related materials, asbestos or any material containing asbestos, or any other substance or material so defined in any federal, state, or local environmental law, ordinance, rule, or regulation, including, without limitation, the Comprehensive Environmental Response Compensation and Liability Act of 1980, as amended, the Hazardous Material Transportation Act, as amended, the Resource Conservation and Transportation Act, as amended, the Resource Conservation and Recovery Act, as amended, and the regulations adopted promulgated pursuant to each of the foregoing. In the event of a breach of the provisions of this Section, Landlord shall have the right, in addition to all other rights and remedies of Landlord under this Lease or at law, to require Tenant to remove such Hazardous Material from the Premises in the manner prescribed for such removal by law and requirements of any public authorities. The provisions of this Section shall survive the expiration or any other termination of this Lease.

                             ARTICLE 33 - PARKING

     Section 33.1  Parking
     ------------  -------

     Landlord shall provide to Tenant during the Term five (5) parking spaces in the Building. At any time during the Term, however, Landlord may terminate Tenant's right to use one of such five parking spaces in the Building provided Landlord makes available to Tenant a surface parking space on the Property behind the Building at the same charge per month as for the spaces in the Building. Landlord shall provide, or cause to be provided, to Tenant during the Term up to eighteen (18) unreserved automobile parking spaces in the MAT Parking Garage, Church Street, Hartford, Connecticut, as the same become available following the request Tenant therefor. If Tenant releases, or does not pay for, any parking space, Landlord may assign such space to a third party, and when Tenant next requests an additional parking space, Landlord shall provide it as it becomes available, up to the maximum required hereunder. Tenant shall pay to Landlord, as of the first day of each month, in advance, the parking charge for such spaces at the rate then being charged in each such garage, which is currently $175.00 per space per month for spaces in the Building and $160.00 per space per month in the MAT Parking Garage, in each case plus tax due thereon. Additional parking spaces in the MAT Parking Garage may be available to Tenant at similar cost. Tenant shall notify Landlord in the event Tenant wishes to obtain such additional parking spaces, and upon receipt of such inquiry, Landlord shall inquire as to the availability thereof. The parking spaces in the MAT Garage shall be made available to Tenant on Business Days from 7:00 a.m. to 6:00 p.m. Monday through Friday and 7:00 a.m. to 1:00 p.m. on Saturday (hereinafter "GARAGE HOURS"), or for such longer hours as may be permitted by the operator of the MAT Garage. In the event that Tenant and its employees, invitees, and guests shall occupy such spaces after Garage Hours of the MAT Garage, the users of said spaces shall pay the customary charges for said spaces for their use after Garage Hours until such spaces are vacated.


                                  ARTICLE 34
                              RIGHT OF EXTENSION

     Section 34.1  First Right to Extend.  Provided that an Event of Default
     ------------  ---------------------
does not exist at the time the option described in this Section may be exercised, Landlord grants Tenant the option to extend this Lease with respect to the entire Premises for one (1) period of sixty (60) months (the "FIRST EXTENSION PERIOD") subject to each and all of the following terms and conditions (the "FIRST EXTENSION OPTION"):

          (a) The First Extension Option may not be exercised or assigned, voluntarily or involuntarily, by or to any person or entity other than the tenant named in this Lease, and any permitted assignee approved by Landlord pursuant to Article 8 hereof.

          (b) The annual Base Rent for the First Extension Period shall be equal to the lesser of: (i) $19.50 per rentable square foot (except that the Base Rent for the Storage Space shall be $12.00 per rentable square foot), or (ii) 95% of the then prevailing fair market rental rate (such prevailing fair market rental rate, the "MARKET RENT") for Tenant's space; during the First Extension Period, additional rent shall continue to be payable in the amount and manner as provided in the Lease with the same base year as established in Article 4, and all of the terms, conditions and covenants of this Lease shall apply.

          (c) Tenant shall have delivered to Landlord written notice (the "FIRST EXTENSION NOTICE") of the exercise of the First Extension Option not later than six (6) months prior to the expiration of the current term of this Lease, time being of the essence. If a First Extension Notice is not so delivered, Tenant's First Extension Option shall automatically expire.

          (d) Tenant's right to exercise the First Extension Option shall be suspended at the election of Landlord during any period in which Tenant is in default of its obligations under this Lease, but the period of time within which the First Extension Option may be exercised shall not be extended. Notwithstanding Tenant's due and timely exercise of the First Extension Option, if, after such exercise and prior to the effective date of the First Extension Option an Event of Default occurs under this Lease that is not cured within the applicable grace period, if any, the First Extension Option shall terminate and be of no force or effect, at the election of Landlord.

          Section 34.2   Second Right to Extend.  Provided that Tenant has
          ------------   ----------------------
exercised the First Extension Option and that an Event of Default does not exist at the time the option described in this Section may be exercised, Landlord grants Tenant the option to extend this Lease with respect to the entire Premises for one (1) additional period of sixty (60) months (the "SECOND EXTENSION PERIOD") subject to each and all of the following terms and conditions (the "SECOND EXTENSION OPTION"):

          (a) The Second Extension Option may not be exercised or assigned, voluntarily or involuntarily, by or to any person or entity other than the tenant named in this Lease, and any permitted assignee approved by Landlord pursuant to Article 8 hereof.

          (b) The annual Base Rent for the Second Extension Period shall be equal to 95% of the then prevailing Market Rent for Tenant's space; during the Second Extension Period, additional rent shall continue to be payable in the amount and manner as provided in the Lease with the same base year being the first year of such Second Extension Period, and all of the terms, conditions and covenants of this Lease shall apply.

          (c) Tenant shall have delivered to Landlord written notice (the "SECOND EXTENSION NOTICE") of the exercise of the Second Extension Option not later than six (6) months prior to the expiration of the First Extension Period, time being of the essence. If a Second Extension Notice is not so delivered, Tenant's Second Extension Option shall automatically expire.

          (d) Tenant's right to exercise the Second Extension Option shall be suspended at the election of Landlord during any period in which Tenant is in default of its obligations under this Lease, but the period of time within which the Second Extension Option may be exercised shall not be extended. Notwithstanding Tenant's due and timely exercise of the Second Extension Option, if, after such exercise and prior to the effective date of the Second Extension Option an Event of Default occurs under this Lease that is not cured within the applicable grace period, if any, the Second Extension Option shall terminate and be of no force or effect, at the election of Landlord.

     Section 34.3  Market Rent Notice.  If Tenant properly exercises the First
     ------------  ------------------
Extension Option or the Second Extension Option (either of the foregoing, an "EXTENSION OPTION"), Landlord shall, if Tenant so requests in writing, provide Tenant with written notice (the "MARKET RENT NOTICE") of the rate of the Market Rent, as determined by Landlord for a term equal to the First Extension Period or the Second Extension Period, as the case may be (either of the foregoing, an "EXTENSION PERIOD") and the Base Rent for the Extension Period not less than sixty (60) days prior to the expiration of the Term. Tenant shall respond in writing to Landlord within twenty (20) days following Landlord's delivery of its Market Rent Notice (the "TENANT RESPONSE PERIOD") stating whether Tenant agrees or disagrees with the Base Rent determined by Landlord. If the parties agree on the Base Rent for the Extension Period during the Tenant Response Period, they shall execute an amendment to this Lease within ten (10) days stating the Extension Period, the Base Rent, and monthly rental and any related terms and conditions.

     Section 34.4  Dispute.  If the parties are unable to agree on the Base Rent
     ------------  -------
for an Extension Period within the Tenant Response Period, then the Market Rent shall be determined by appraisal as set forth below in order to establish the Market Rent, and Landlord and Tenant agree to be bound by the results of the appraisal. Notwithstanding the submission of the issue of Market Rent to appraisal, Base Rent for the next ensuing Lease Year of the Term of this Lease shall be paid at the Base Rent established by Landlord in its Market Rent Notice until the appraisal is completed. If, upon completion of the appraisal, it is determined that Market Rent is less or more than that set by Landlord, then an adjustment based upon such lower or greater rent shall be made based on the number of months therefor paid by Tenant but in no event shall rent be lower than that paid for the prior Lease Year. In no event shall the extension of the term of this Lease be affected by the determination of the Base Rent, such exercise of the Extension Option being fixed at the time at which the Extension Notice is given.

     Section 34.5  Appraisal.  In the event Landlord and Tenant shall be unable
     ------------  ---------
to agree on the then Market Rent for the purposes of determining the Base Rent during the Extension Period, then Market Rent shall be established in the following appraisal process:

          (a) Within five (5) business days following the end of the Tenant Response Period, each of Tenant and Landlord shall choose a real estate appraiser who is a member of the American Institute of Appraisers and has at least five (5) years' full time commercial appraisal experience in Hartford County.

          (b) Within five (5) business days following the selection of the appraisers in accordance with subsection (a) above, the appraisers selected shall select a third appraiser who must fulfill the same qualifications as set forth in subsection (a) above.

          (c) Within fifteen (15) business days after their appointment, the appraisers shall determine the Market Rent for the Premises for the Extension Period, and shall notify Tenant and Landlord of such determination within three
(3) days thereafter, which determination shall be final and binding upon Tenant and Landlord. If the appraisers are unable to agree upon the Market Rent, the Market Rent will be deemed to be the average of the Market Rents proposed by the appraisers, except that (i) if the lowest proposed fair market rent is less than 90% of the second to lowest proposed Market Rent, the lowest proposed Market Rent will automatically be deemed to be 90% of the second to lowest proposed Market Rent and (ii) if the highest proposed Market Rent is greater than 110% of the second to highest proposed Market Rent, the highest proposed Market Rent will automatically be deemed to be 110% of the second to highest proposed Market Rent;

          (d) Landlord and Tenant shall each pay one-half (1/2) of the expense of the appraisers' fees.

     For the purpose of determining Market Rent, the parties shall use as a guideline the average rental rates for comparable office space in the Building, except that with respect to the Retail Space, the guideline shall be comparable retail banking space in the Building, over the previous 12-month period, or if no comparable lease transactions have taken place during the past 12 months, the guideline shall be the then market rent for similar space available in similar buildings in Hartford's central business district.

     Section 34.6  Amendment.  Within ten (10) days following the establishment
     ------------  ---------
of the Market Rent and the resulting Base Rent with respect to an Extension Period pursuant to the appraisal procedure set forth above, Landlord and Tenant shall execute an amendment to this Lease confirming the Base Rent payable with respect to the Extension Period. Each such amendment shall set forth the Extension Period, the applicable Base Rent, and the monthly rental and any related terms and conditions.

                                  ARTICLE 35
                                TENANT'S SIGNS

     Section 35.1  Ground Floor.  Landlord does hereby agree that, subject to
     ------------  ------------
Landlord's right to relocate, redesign, and replace signs under Section 35.2 hereof, Tenant may maintain, repair, and, with Landlord's approval (which approval will not be unreasonably withheld), replace (a) the existing sign identifying Tenant's Premises in the lobby of the Building, located on the elevator wall abutting the main entrance to the Retail Space, and (b) the existing illuminated exterior sign on the Church Street side of the Building.

     Section 35.2  Lobby Renovation.  Tenant acknowledges that it has been
     ------------  ----------------
informed that the lobby of the Building is to be renovated.   Tenant agrees
that, as part of such renovation, Landlord may require relocation, redesign, and replacement of any sign that Tenant maintains in the lobby of the Building so long as the benefits enjoyed by Tenant with respect to such signs are not materially affected. Landlord and Tenant shall cooperate in planning and executing any such replacement. Landlord shall obtain all governmental permits, approvals, and consents as may be required for such replacement. All work in connection with such signs shall be subject to, and performed in accordance with, the provisions of Article 6 of this Lease. Landlord shall reimburse Tenant for the reasonable cost of any such replacement, to be agreed upon before the sign is replaced.


                                  ARTICLE 36
                                 EXCLUSIVE USE
                                 -------------

     Section 36.1  Retail Bank Branch
     ------------  ------------------

     Provided Tenant shall not be in default of this Lease beyond any applicable grace period for the cure thereof, and provided further that the restriction hereafter set forth or other similar restrictions in other similar commercial leasing situations are not held to be in violation of so-called antitrust laws (whether federal, state or local), Landlord does hereby agree that it shall not lease space in the main lobby area at the main entry level of the Building to any person or entity other then Tenant, for the purpose of operating an automated bank teller machine ("ATM"), during the term of this Lease, provided that in the event the area surrounding such ATM in the lobby area of the Building shall become congested and overcrowded so as to interfere with the orderly flow of traffic through such lobby area as

Landlord shall determine in its reasonable discretion, Tenant agrees that it shall fully cooperate with Landlord to alleviate such congestion and overcrowding through measures mutually acceptable to Landlord and Tenant, including, but not limited to, restricting the people in line for the ATM to a designated area as mutually agreed upon between Landlord and Tenant, and restricting the number of people in line to a level as mutually agreed upon by Landlord and Tenant. Tenant shall, at its cost and expense, take such actions as are necessary or reasonably required to carry out such crowd-control measures, and Tenant shall make available its personnel to assist in crowd-control procedures. Tenant does hereby acknowledge that this Article 36 has been included in this Lease at the request of Tenant, and Tenant does hereby agree to save, defend, indemnify and hold Landlord harmless from and against any and all claims, demands, damages (including treble damages and special and consequential damages), actions (civil or criminal), causes of action, costs and expenses, including attorneys' fees, of any nature whatsoever, arising out of or in connection with the restriction set forth above. Further, Tenant does hereby agree that in the event of the breach or threatened breach of the foregoing restriction by Landlord, Tenant's sole and exclusive remedy shall be to seek an injunction against Landlord; Tenant shall not be entitled to terminate this Lease, nor shall Tenant be entitled to any rent abatement whatsoever, in the event of the breach or threatened breach of the provisions of this Article 36 by Landlord. Nothing herein shall be construed as prohibiting Landlord from leasing space to any other person or entity on any other floors, or in any other areas, of the Building, except the main lobby area at the main entry level, for the purpose of operating an ATM or for the purpose of conducting any other banking business.

     Section 36.2  Other Uses
     ------------  ----------

     Tenant acknowledges that there is currently no violation of Section 36.1 and that use of any space on the first floor of the Building for the rendering and/or sale of insurance and/or financial services and/or services and/or products incidental thereto, as permitted by Landlord's Lease with Connecticut General Life Insurance Company, will not constitute a violation of Section 36.1. Landlord agrees not to lease space on the ground floor of the Building to any new tenant that is a financial institution originating loans and accepting deposits.


                                  ARTICLE 37
                                QUIET ENJOYMENT
                                ---------------

     So long as Tenant pays all of the Base Rent and Additional Rent and performs all of Tenant's other obligations hereunder, Tenant shall peaceably and quietly have, hold and enjoy the Premises without hindrance, ejection or molestation by Landlord or any person lawfully claiming through or under Landlord, subject, nevertheless, to the provisions of this Lease and to Superior Leases and Superior Mortgages. This covenant shall be construed as a covenant running with the land, and is not, nor shall it be construed as, a personal covenant of Landlord, except to the extent of Landlord's interest in this Lease and only so long as such interest shall continue, and thereafter this covenant shall be binding only upon subsequent successors in interest of Landlord's interest in this Lease, to the extent of their respective interests, as and when they shall acquire the same, and so long as they shall retain such interest.

     IN WITNESS WHEREOF, the Landlord and Tenant have executed this Lease for the purpose herein expressed on the days set forth below.

Witnessed by:                 LANDLORD:

                              CAMBRIDGE ONE COMMERCIAL PLAZA, LLC

_______________________       By: One Commercial Management, LLC
                                  Its Managing Member

_______________________           By:  Levstone Commercial Management Corp.
                                         Its Manager

                                          By:___________________________________

                                             Its


                              TENANT:

_______________________       FIRST NATIONAL BANK OF NEW ENGLAND


_______________________       By:_______________________________________________

                                  Its



STATE OF CONNECTICUT  )
                      ) ss. Hartford
COUNTY OF HARTFORD    )

     On this the _____ day of July, 1997, before me, _________________, the undersigned officer, personally appeared __________________________________, known to me (or satisfactorily proven) to be the person whose name is subscribed to the within instrument, and acknowledged himself to be _________________ of Levstone Commercial Management Corp., the Manager of Cambridge One Commercial Plaza, LLC, a limited liability company, and that he, as such ___________________, being authorized so to do, executed the foregoing instrument as the free act and deed of the company for the purposes contained therein by signing the name of the company by himself as such __________________ of the manager.

     In witness whereof, I hereunto set my hand.


                              _____________________________________________
                              Commissioner of the Superior Court
                              Notary Public
                              My Commission Expires:

STATE OF CONNECTICUT  )
                      )  ss. Hartford
COUNTY OF HARTFORD    )

     On this the _____ day of July, 1997, before me, _________________, the undersigned officer, personally appeared _____________________________________, known to me (or satisfactorily proven) to be the person whose name is subscribed to the within instrument, and acknowledged himself/herself to be the ____________________ of First National Bank of New England, a national banking association, and that he/she, as such officer, being authorized so to do, executed the foregoing instrument as the free act and deed of the association for the purposes contained therein by signing the name of the association by himself/herself as such officer.

     In witness whereof, I hereunto set my hand.




                              _____________________________________________
                              Commissioner of the Superior Court
                              Notary Public
[Affix Notarial Seal]         My Commission Expires:

                                   EXHIBIT A
                                   ---------

                               LEGAL DESCRIPTION
                                 THE PROPERTY

                                   EXHIBIT B
                                   ---------

                                  THE PREMISES


Retail Space                    Exhibit B-1
Fourth Floor Space              Exhibit B-2
Original Twelfth Floor Space    Exhibit B-3
Expansion Space A               Exhibit B-4
Expansion Space B               Exhibit B-5
Storage Space                   Exhibit B-6

                                   EXHIBIT C
                                   ---------

                                     RULES


     1. Tenant will refer all contractors, contractor's representatives and installation technicians rendering any service for Tenant that affects the physical condition of the Building to Landlord for Landlord's approval before performance of any such contractual services. This shall apply to all work performed in the Building including, installation of telephones, telegraph equipment, electrical services and attachments, and installations of any and every nature affecting floors, walls, woodwork, trim, windows, ceilings, equipment or any other physical portion of the Building. None of this work will be done by Tenant without Landlord's prior written approval.

     2. The work of the cleaning personnel shall not be hindered by Tenant after 5:30 p.m., and such work may be done at any time during non-Business Hours when the offices are vacant. The windows, doors and fixtures may be cleaned at any time. Tenant shall provide adequate waste and rubbish receptacles, cabinets, bookcases, map cases, etc. necessary to prevent unreasonable hardship to Landlord in discharging its obligation regarding cleaning service.

     3. Movement in and out of the Building of furniture or office equipment, or dispatch or receipt by Tenant of any merchandise or material which requires the use of elevators or stairways, or movement through the building entrances or lobby, shall be restricted to the hours reasonably designated by Landlord from time to time. All such movement shall be as approved by Landlord in a prearranged manner to be agreed upon between Tenant and Landlord. Such prearrangement, shall include the time, method, and routing of movement. Tenant expressly assumes all risk or damage to any and all articles moved, as well as injury to any person or persons and equipment, property and personnel of Landlord. Tenant shall have the non-exclusive right to use the freight elevator at reasonable times established by the building manager after notice to the building manager.

     4. No sign or signs will be allowed in any form on the exterior of the Building or on any window or windows inside or outside of the Building. No sign or signs, except in uniform location and uniform style, fixed by Landlord, will be permitted in the public corridors or on corridor doors or entrance to Tenant's space. All signs shall be constructed by Landlord at the rate fixed by Landlord from time to time. Tenant will be billed and pay for such service upon demand. Prior written consent from Landlord for any such sign or signs of Tenant is required. This paragraph 4 is subject to Article 35 of the Lease.

     5. Tenant shall not place, install or operate in the Premises or in any part of the Building, any engine, stove or machinery. Tenant shall not conduct mechanical operations, cook or place or use in or about the Premises any explosives, gasoline, kerosene, oil, acids, caustics, or any other flammable, explosive, or hazardous material without the prior written consent of Landlord. Use of a microwave oven for Tenant's employees is not prohibited by this rule.

     6. Landlord will not be responsible for any lost or stolen property, equipment, money or jewelry from the Premises or public rooms regardless of whether such loss occurs when the item is locked against entry or not.

     7. No birds, animals, bicycles or vehicles shall be brought into or kept in or about the Building except where required to comply with State and Federal regulations.

     8. No additional locks shall be placed upon any doors of the Premises. Tenant shall provide a key to the Premises to Landlord. Each Tenant shall surrender all keys to the office on the Expiration Date. Landlord may permit entrance to Tenant's offices by use of pass keys controlled by Landlord or employees, contractors, or service personnel, supervised or employed by Landlord. Landlord shall not have access to Tenant's vault or the secured area associated with operation of Tenant's ATM Machine, except with Tenant's consent and in the presence of a representative of Tenant.

     9. None of the entries, passages, doors, elevators, elevator doors, hallways, or stairways shall be blocked or obstructed, or any rubbish, litter, trash or material of any nature placed, emptied or thrown into these areas, nor shall such areas be used at any time except for access or egress by Tenant, Tenant's agents, employees or invitees. Nothing shall be placed on the outside of the Building, or the windows, exterior window-sills or projections.

     10. Landlord shall have the right to determine and prescribe the weight and proper position of any unusually heavy furniture including safes, large files, etc., that are to be placed in the Building. Only those which in the reasonable opinion of Landlord would not do damage to the floors, structure and/or elevators may be moved into the Building.

     11. No portion of Tenant's area or any other part of the Building shall at any time be used or occupied as sleeping or lodging quarters.

     12. The sashes, sash doors, windows, glass doors and any lights or sky lights that reflect or admit light into the halls or other places of the Building, shall not be covered or obstructed by Tenant nor shall anything be placed upon or hung from the window-sills. The water and wash closets and urinals shall not be used for any other purpose than the purpose for which they were respectively constructed, and the expense of any breakage, stoppage or damage resulting from a violation of this rule shall be borne by the Tenant whose clerks, agents, servants or licensees shall have caused it. Except for wall decoration and pictures, Tenant shall mark, paint, drill into or in any way deface the walls, ceilings, partitions, floors, wood, stone or iron work, or make or permit any improper noises in the Building.

     13. No Tenant shall employ any person or persons, other than the cleaning personnel of the Landlord for the purpose of cleaning the Premises. Tenant shall close the windows and lock the doors before leaving the Building each day.

     14. No window shades, blinds or drapes will be placed on any of the windows except with the prior written approval of the Landlord. No awnings will be allowed on any of the windows.

     15. The Landlord shall have the right to prohibit any advertising by any Tenant, which, in its opinion, tends to impair the reputation of the Building or its desirability as a building for offices for financial, insurance and other institutions and businesses of like nature, and upon written notice from Landlord, Tenant shall refrain from or discontinue such advertising.

     16. Access may be had by the Tenant to the halls, corridors, elevators and stairways, in the Building, and to the offices leased by them at any time or times during business hours on business days. During other hours access to the Building may be refused unless the person seeking admission is known to the watchman in charge, or has a pass or is properly identified. The Landlord shall in no case be liable in damages for the admission or exclusion of any person from the Building. In case of invasion, mob riot, public excitement or other commotion, the Landlord reserves the right to prevent access to the Building during the continuance of same by closing the doors or otherwise for the safety of the tenants and protection of property in the Building.


     Landlord desires to maintain high standards of environment comfort and convenience for its tenants. It will be appreciated if any undesirable conditions or lack of courtesy or attention by its employees is reported directly to Landlord.

                                   EXHIBIT D
                                   ---------
                             WORK LETTER AGREEMENT

     This Work Letter Agreement (the "WORK LETTER") is entered into by CAMBRIDGE ONE COMMERCIAL PLAZA, LLC, a Connecticut limited liability company with a place of business in care of Cambridge Realty Partners, 750 Main Street, Hartford, Connecticut 06103 (hereinafter referred to as "Landlord"), and FIRST NATIONAL BANK OF NEW ENGLAND, a national banking association with a place of business at One Commercial Plaza, Hartford, Connecticut 06103 (hereinafter referred to as "Tenant") in connection with a certain Lease Agreement dated as of June ___ , 1997, with respect to space at One Commercial Plaza, Hartford Connecticut (the "LEASE").

     Landlord and Tenant agree as follows:

        1.  Plans.   All design and architectural services and mechanical plans
            -----
required for work in the Premises shall be prepared by Tenant at Tenant's sole cost and expense and shall be subject to Landlord's prior review and approval, which approval shall not be unreasonably withheld or delayed. Tenant acknowledges that approvals withheld or delayed because of action or inaction of any mortgagee are reasonably withheld or delayed.

        2.  Tenant's Work.   Tenant accepts the Premises other than Expansion
            -------------
Space A and Expansion Space B "as is" on the date hereof and shall accept possession of Expansion Space A and Expansion Space B in similar condition.

          2.01 Tenant shall, within 60 days after signing this Lease or adding space to the Premises, as the case may be, submit to Landlord for Landlord's review and approval final and complete dimensional and detailed plans and drawings of partition layouts, including openings, ceiling and lighting layouts, colors, and any and all other information as may be necessary to complete the Premises, with a completion schedule for the same (all such plans are hereinafter referred to as "TENANT'S PLANS"), which Tenant's Plans shall be prepared at Tenant's sole cost and expense. Tenant shall provide to Landlord and any Superior Mortgagee, as defined in the Lease, a certificate that the work contemplated by Tenant's Plans complies with all laws, permits, and governmental approvals.

          2.02 Following Landlord's approval of Tenant's Plans, Tenant shall proceed to improve and equip the Premises in accordance with Tenant's Plans ("TENANT'S WORK").

          2.03 As a contribution toward the cost of improving and equipping the Premises in accordance with Tenant's Plans, Landlord agrees, subject to the conditions set forth in this Section 2.03, to pay Tenant, at the time and in the manner hereinafter specified, an amount equal to the lesser the amount of the total actual costs incurred by Tenant for the labor and materials furnished or supplied by or on behalf of Tenant in completing Tenant's Work as shown on the final version of Tenant's Plans or the following:

       For the Twelfth Floor Space    $125,698.50    ($13.50 per rentable square foot)
       For Expansion Space A          $ 86,715.00    ($9.00 per rentable square foot)
       For Expansion Space B          $ 50,584.00    ($8.00 per rentable square foot)

If Tenant does not use all of the amount specified for a given space, Tenant may use the balance remaining for leased space subsequently added to the Premises, but Landlord shall have no obligation under any circumstances to pay more than a total of $262,997.50 for improving or equipping the Premises. Landlord's obligation to pay such amount for a given space is subject to the requirement that each of the following conditions, circumstances, or events shall first exist or occur (as the case may be) with respect to the Premises including such space:

            (i) Tenant shall have completed, or caused the completion of, all of Tenant's Work;

            (ii) a certificate of occupancy for the Premises shall have been issued by the appropriate governmental official and a copy thereof shall be delivered to Landlord by Tenant;

            (iii)  the Lease shall be in full force and effect;

            (iv) Tenant shall be occupying the Premises under the Lease, without default thereunder;

            (v) Tenant shall have delivered to Landlord "as built" plans of the Premises, certified by a registered architect or engineer to be substantially correct;

            (vi) Tenant shall have delivered to Landlord full and complete lien waivers of all persons or entities having lien rights with respect to the Premises by reason of all labor and materials furnished or supplied in connection with Tenant's Work; and

            (vii) Tenant shall have delivered to Landlord and the City of Hartford, Department of Licenses and Inspections ("L&I"), a certified statement of actual costs as required by the Municipal Code of the City of Hartford then in effect, indicating that Tenant's Work has been duly performed and completed, setting forth the total actual costs for all labor and materials furnished or supplied to Tenant in connection with Tenant's Work, which statement shall be accompanied by evidence of all expenditures for labor and materials furnished or supplied to Tenant, including, but not limited to, receipted bills, cancelled checks, and any other items Landlord may request, together with a statement from L&I that it has accepted and approved the statement of actual costs submitted to it.

To the extent feasible under the terms of Landlord's financing facility, Landlord shall make reasonable efforts to pay the aforesaid amount to Tenant in cash promptly, but in no event later than ninety (90) days after Tenant shall have satisfied all of the above conditions. To the extent not so feasible, Landlord may issue to Tenant a credit against Base Rent during the two (2) months of the Lease term which immediately follow the month in which Tenant has satisfied all of the conditions set forth above, with any balance paid in cash within such 90-day period.

       3.   Tenant's Expense.   Any materials or work described in the final
            ----------------
version of Tenant's Plans is included in Tenant's Work. Tenant's Work shall be performed and completed at Tenant's sole cost and expense, subject only to the contribution provided for in Section 3.03.

        4.  Special Work.
            ------------

          (a) If upon receiving the final version of Tenant's Plans or any changes of final version of Tenant's Plans, it is Landlord's reasonable opinion that the work called for in Tenant's Plans includes Special Work (as such term is hereinafter defined), Landlord shall promptly notify Tenant thereof. Tenant shall revise Tenant's Plans to eliminate the need for such Special Work.

          (b) The term "SPECIAL WORK" shall mean (i) work that would require changes to the Building or (ii) work that would require Landlord to expend funds to prepare the Premises for the performance of Tenant's Work.

        5.  Investment Tax Credit.  Landlord shall be entitled to any and all
            ---------------------
investment tax credits available to Section 38 of the Internal Revenue Code or any law subsequently enacted in lieu thereof, relative to the property of Landlord in and about the Premises. Tenant does hereby agree that the sums reimbursed to Tenant by Landlord pursuant to paragraph 3 of this Exhibit C shall be, and deemed to be, first applied to the reimbursement of Tenant's costs and expenses incurred in connection with such fixtures, equipment improvements and appurtenances attached to or built into the Premises as are "SECTION 38 PROPERTY", "NEW SECTION 38 PROPERTY", or "USED SECTION 38 PROPERTY" as those terms are defined in Section 48 of the Internal Revenue Code, or any law, ordinance, rule or regulation enacted in concert or in lieu thereof.

       6.   Use of Landlord's Services and Equipment.  In the event Tenant, its
            ----------------------------------------
servants, agents and independent contractors shall utilize any services of Landlord's personnel or shall utilize any equipment, machinery or other items which are the property of Landlord, in connection with Tenant's improvements to, or alterations of the Premises, Tenant shall pay Landlord for such services or equipment and machinery use, an amount equal to the market value of such services of equipment and machinery use.

       7.   Right of Set-Off.  In the event Tenant shall be or become indebted
            ----------------
to Landlord pursuant to the provisions of this Exhibit C, Landlord may deduct and set-off the amount of such indebtedness against the sum due Tenant pursuant to Section 2.03 of this Exhibit C. Any sum due Landlord from Tenant under the provisions of this Exhibit C in excess of the sum due Tenant from Landlord pursuant to Section 2.03 of this Exhibit C, shall be deemed additional rent and shall be due and payable by Tenant with the first monthly installment of Base Rent due under the Lease.

       In witness whereof the parties have executed this Work Letter Agreement as of _________ ___, 1997.

Witnessed by:                 LANDLORD:

                                  CAMBRIDGE ONE COMMERCIAL PLAZA, LLC

                              By: One Commercial Management, LLC
                                  Its Managing Member

__________________________    By:  Levstone Commercial Management Corp.
                                   Its Manager

__________________________         By:________________________________
                                      Its



                              TENANT:

__________________________    FIRST NATIONAL BANK OF NEW ENGLAND


__________________________    By:______________________________________
                                 Its

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                                   EXHIBIT E

          CLEANING SERVICES TO BE PERFORMED AT THE LANDLORD'S EXPENSE